--------------------------------------------------------------------------------
                                                     Free Writing Prospectus for
                                Carrington Mortgage Loan Trust, Series 2006-FRE2
                           (filed pursuant to Rule 433; SEC file No. 333-134218)

SUBJECT TO REVISION Dated September 26, 2006

[CCM LOGO]
CARRINGTON CAPITAL MANAGEMENT

MBS NEW ISSUE FREE WRITING PROSPECTUS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET-BACKED PASS-THROUGH CERTIFICATES

CARRINGTON SECURITIES, LP
Sponsor

FREMONT INVESTMENT & LOAN
Originator & Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
Issuing Entity

SEPTEMBER 26, 2006

--------------------------------------------------------------------------------
Carrington Investment Services, LLC
                                                                      [CIS LOGO]

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change by information contained in a preliminary prospectus relating to the Offered
Certificates. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered
Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have conveyed to you a preliminary prospectus relating to the Offered Certificates and we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-337-1385.

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        1

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                               COLLATERAL SUMMARY

  Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $981,804,848.97
NUMBER OF MORTGAGE LOANS:                                                 3,868
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    253,827.52
WEIGHTED AVERAGE GROSS COUPON:                                            8.509%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     608
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   78.86%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   85.53%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            359
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      25
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.148%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                      11.43%
SILENT SECONDS:                                                           35.53%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        2

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PRODUCT TYPE                LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------              --------  ---------------  ----------  -----------  --------  --------  --------

2/1 ARM                     1,620   $360,941,028.97     36.76%   $222,803.10     596     75.79%    8.937%
2/1 ARM 5Y-IO                 306    101,279,189.67     10.32     330,977.74     622     81.77     7.659
3/1 ARM                        27      5,423,855.86      0.55     200,883.55     605     76.92     8.732
3/1 ARM 3Y-IO                  12      4,102,500.00      0.42     341,875.00     635     78.95     6.944
3/1 ARM 5Y-IO                  17      6,059,490.00      0.62     356,440.59     634     79.61     7.089
40/30 2/1 ARM               1,241    381,554,118.66     38.86     307,456.99     613     81.14     8.375
40/30 3/1 ARM                  35      9,768,328.33      0.99     279,095.10     632     82.58     8.196
40/30 5/1 ARM                   8      3,165,923.86      0.32     395,740.48     583     69.05     8.315
40/30 Fixed                    86     24,311,216.87      2.48     282,688.57     619     76.65     7.938
5/1 ARM                         9      2,144,309.20      0.22     238,256.58     620     66.88     7.960
5/1 ARM 5Y-IO                   2        807,250.00      0.08     403,625.00     625     85.07     7.516
Fixed                         505     82,247,637.55      8.38     162,866.61     618     79.15     8.708
                            -----   ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,868   $981,804,848.97    100.00%   $253,827.52     608     78.86%    8.509%
                            =====   ===============    ======    ===========     ===     =====     =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
CURRENT GROSS             MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
MORTGAGE RATE (%)           LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----------------         --------  ---------------  ----------  -----------  --------  --------  --------

5.501--6.000                   10   $  5,334,523.42      0.54%   $533,452.34     648     70.12%     5.935%
6.001--6.500                   57     21,600,611.95      2.20     378,958.10     645     77.11      6.323
6.501--7.000                  213     70,487,346.81      7.18     330,926.51     644     76.77      6.831
7.001--7.500                  360    115,576,974.88     11.77     321,047.15     633     78.66      7.312
7.501--8.000                  619    186,989,982.03     19.05     302,083.98     622     80.70      7.807
8.001--8.500                  518    141,039,336.20     14.37     272,276.71     613     80.34      8.292
8.501--9.000                  599    158,736,577.01     16.17     265,002.63     608     79.49      8.791
9.001--9.500                  399     96,033,565.60      9.78     240,685.63     594     79.44      9.271
9.501--10.000                 384     86,078,669.00      8.77     224,163.20     570     79.35      9.774
10.001--10.500                189     30,325,162.74      3.09     160,450.60     560     77.41     10.251
10.501--11.000                174     26,473,494.55      2.70     152,146.52     549     71.22     10.803
11.001--11.500                163     18,821,573.26      1.92     115,469.77     572     77.69     11.278
11.501--12.000                101     13,851,495.01      1.41     137,143.51     561     70.65     11.777
12.001--12.500                 54      6,308,306.04      0.64     116,820.48     563     67.09     12.285
12.501--13.000                 24      3,650,435.70      0.37     152,101.49     556     71.37     12.755
13.001--13.500                  3        271,882.04      0.03      90,627.35     558     65.40     13.286
13.501--14.000                  1        224,912.73      0.02     224,912.73     525     63.56     13.750
                            -----   ---------------    ------    -----------     ---     -----     ------
TOTAL:                      3,868   $981,804,848.97    100.00%   $253,827.52     608     78.86%     8.509%
                            =====   ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        3

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                          WEIGHTED
                                                                                           AVERAGE
                           NUMBER                    PERCENTAGE                 WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF         AVERAGE      AVERAGE    LOAN-    AVERAGE
ORIGINAL MORTGAGE         MORTGAGE     PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
LOAN BALANCE ($)            LOANS       BALANCE        BALANCE      BALANCE       SCORE     RATIO    COUPON
-----------------         --------  ---------------  ----------  -------------  --------  --------  --------

0.01--50,000.00                94   $  3,417,383.76      0.35%   $   36,355.15     624     90.00%    11.228%
50,000.01--100,000.00         456     35,191,483.17      3.58        77,174.31     597     78.20      9.919
100,000.01--150,000.00        621     77,856,768.66      7.93       125,373.22     600     76.59      9.080
150,000.01--200,000.00        668    117,933,415.68     12.01       176,547.03     596     75.67      8.786
200,000.01--250,000.00        493    110,795,893.68     11.28       224,738.12     602     77.43      8.669
250,000.01--300,000.00        382    104,911,209.23     10.69       274,636.67     603     77.61      8.613
300,000.01--350,000.00        300     96,706,423.17      9.85       322,354.74     608     79.85      8.432
350,000.01--400,000.00        223     83,989,713.47      8.55       376,635.49     617     79.83      8.223
400,000.01--450,000.00        177     75,728,379.58      7.71       427,843.95     607     81.04      8.357
450,000.01--500,000.00        128     60,978,637.27      6.21       476,395.60     616     80.90      8.187
500,000.01--550,000.00         88     46,040,915.04      4.69       523,192.22     617     81.08      8.163
550,000.01--600,000.00         57     32,711,265.10      3.33       573,881.84     619     82.67      8.046
600,000.01--650,000.00         48     30,050,610.48      3.06       626,054.39     622     84.40      8.179
650,000.01--700,000.00         39     26,347,054.16      2.68       675,565.49     619     82.03      8.014
700,000.01--750,000.00         25     18,225,328.74      1.86       729,013.15     614     81.39      8.122
750,000.01--800,000.00         38     29,869,487.07      3.04       786,039.13     615     78.25      8.316
800,000.01--850,000.00          7      5,822,655.47      0.59       831,807.92     620     80.38      7.704
850,000.01--900,000.00          7      6,212,426.63      0.63       887,489.52     629     77.34      7.615
900,000.01--950,000.00          3      2,772,857.12      0.28       924,285.71     640     66.58      7.276
950,000.01--1,000,000.00        6      5,901,759.35      0.60       983,626.56     660     72.98      7.069
1,000,000.01 >=                 8     10,341,182.14      1.05     1,292,647.77     654     72.07      7.269
                            -----   ---------------    ------    -------------     ---     -----     ------
TOTAL:                      3,868   $981,804,848.97    100.00%   $  253,827.52     608     78.86%     8.509%
                            =====   ===============    ======    =============     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        4

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                          WEIGHTED
                                                                                           AVERAGE
                           NUMBER                    PERCENTAGE                 WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF         AVERAGE      AVERAGE    LOAN-    AVERAGE
CURRENT UNPAID PRINCIPAL  MORTGAGE     PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
BALANCE ($)                 LOANS       BALANCE        BALANCE      BALANCE       SCORE     RATIO    COUPON
------------------------  --------  ---------------  ----------  -------------  --------  --------  --------

0.01--50,000.00                94   $  3,417,383.76      0.35%   $   36,355.15     624     90.00%    11.228%
50,000.01--100,000.00         456     35,191,483.17      3.58        77,174.31     597     78.20      9.919
100,000.01--150,000.00        621     77,856,768.66      7.93       125,373.22     600     76.59      9.080
150,000.01--200,000.00        668    117,933,415.68     12.01       176,547.03     596     75.67      8.786
200,000.01--250,000.00        494    111,045,595.07     11.31       224,788.65     602     77.43      8.672
250,000.01--300,000.00        382    104,961,447.56     10.69       274,768.19     603     77.61      8.611
300,000.01--350,000.00        300     96,756,457.39      9.85       322,521.52     608     79.85      8.430
350,000.01--400,000.00        222     83,639,739.53      8.52       376,755.58     617     79.82      8.221
400,000.01--450,000.00        177     75,728,379.58      7.71       427,843.95     607     81.04      8.357
450,000.01--500,000.00        128     60,978,637.27      6.21       476,395.60     616     80.90      8.187
500,000.01--550,000.00         88     46,040,915.04      4.69       523,192.22     617     81.08      8.163
550,000.01--600,000.00         57     32,711,265.10      3.33       573,881.84     619     82.67      8.046
600,000.01--650,000.00         48     30,050,610.48      3.06       626,054.39     622     84.40      8.179
650,000.01--700,000.00         39     26,347,054.16      2.68       675,565.49     619     82.03      8.014
700,000.01--750,000.00         25     18,225,328.74      1.86       729,013.15     614     81.39      8.122
750,000.01--800,000.00         38     29,869,487.07      3.04       786,039.13     615     78.25      8.316
800,000.01--850,000.00          7      5,822,655.47      0.59       831,807.92     620     80.38      7.704
850,000.01--900,000.00          7      6,212,426.63      0.63       887,489.52     629     77.34      7.615
900,000.01--950,000.00          3      2,772,857.12      0.28       924,285.71     640     66.58      7.276
950,000.01--1,000,000.00        6      5,901,759.35      0.60       983,626.56     660     72.98      7.069
1,000,000.01 >=                 8     10,341,182.14      1.05     1,292,647.77     654     72.07      7.269
                            -----   ---------------    ------    -------------     ---     -----     ------
TOTAL:                      3,868   $981,804,848.97    100.00%   $  253,827.52     608     78.86%     8.509%
                            =====   ===============    ======    =============     ===     =====     ======

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF         AVERAGE    AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL    PRINCIPAL   CREDIT   TO-VALUE    GROSS
REMAINING TERM (MONTHS)     LOANS       BALANCE        BALANCE      BALANCE     SCORE     RATIO    COUPON
-----------------------   --------  ---------------  ----------  -----------  --------  --------  --------

121--180                       15   $    555,308.85      0.06%   $ 37,020.59     626     87.36%    10.055%
181--240                        4        346,585.84      0.04      86,646.46     572     79.11      9.516
301--360                    3,849    980,902,954.28     99.91     254,846.18     608     78.86      8.508
                            -----   ---------------    ------    -----------     ---     -----     ------
TOTAL:                      3,868   $981,804,848.97    100.00%   $253,827.52     608     78.86%     8.509%
                            =====   ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        5

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                         PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                      PRINCIPAL    PRINCIPAL    CREDIT   TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)      LOANS    PRINCIPAL BALANCE    BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  -----------  -----------  --------  --------  --------

121--180                       15     $    555,308.85       0.06%    $ 37,020.59     626     87.36%    10.055%
181--240                        4          346,585.84       0.04       86,646.46     572     79.11      9.516
301--360                    3,849      980,902,954.28      99.91      254,846.18     608     78.86      8.508
                            -----     ---------------     ------     -----------     ---     -----     ------
TOTAL:                      3,868     $981,804,848.97     100.00%    $253,827.52     608     78.86%     8.509%
                            =====     ===============     ======     ===========     ===     =====     ======

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                         PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
ORIGINAL LOAN-TO-VALUE     MORTGAGE                      PRINCIPAL    PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATIO (%)                   LOANS    PRINCIPAL BALANCE    BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  -----------  -----------  --------  --------  --------

5.01--10.00                     3     $    232,113.81       0.02%    $ 77,371.27     568      7.48%    10.500%
10.01--15.00                    3          210,856.26       0.02       70,285.42     558     13.18      9.731
15.01--20.00                    2          219,903.31       0.02      109,951.66     592     17.74     10.068
20.01--25.00                    6          547,548.28       0.06       91,258.05     560     23.78      9.250
25.01--30.00                    7        1,159,506.84       0.12      165,643.83     576     28.57      9.302
30.01--35.00                   14        1,658,713.21       0.17      118,479.52     571     33.02      8.990
35.01--40.00                   18        3,314,617.48       0.34      184,145.42     566     38.50      9.499
40.01--45.00                   31        5,128,164.02       0.52      165,424.65     570     42.55      9.224
45.01--50.00                   40        9,472,334.26       0.96      236,808.36     602     48.11      8.542
50.01--55.00                   67       13,521,767.81       1.38      201,817.43     583     53.08      9.101
55.01--60.00                  107       22,370,143.93       2.28      209,066.77     569     58.25      9.361
60.01--65.00                  213       50,228,268.53       5.12      235,813.47     583     63.73      9.220
65.01--70.00                  258       64,745,283.47       6.59      250,950.71     593     69.00      8.853
70.01--75.00                  268       68,036,558.93       6.93      253,867.76     586     74.05      8.662
75.01--80.00                1,770      463,482,013.27      47.21      261,854.24     617     79.81      8.248
80.01--85.00                  279       79,853,487.01       8.13      286,213.22     605     84.50      8.222
85.01--90.00                  490      157,364,538.71      16.03      321,152.12     615     89.74      8.496
90.01--95.00                   63       17,502,595.85       1.78      277,818.98     607     94.65      8.293
95.01--100.00                 229       22,756,433.99       2.32       99,373.07     631     99.94     10.444
                            -----     ---------------     ------     -----------     ---     -----     ------
TOTAL:                      3,868     $981,804,848.97     100.00%    $253,827.52     608     78.86%     8.509%
                            =====     ===============     ======     ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        6

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                         PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
COMBINED LOAN-TO-VALUE     MORTGAGE                      PRINCIPAL    PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATIO (%)                   LOANS    PRINCIPAL BALANCE    BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  -----------  -----------  --------  --------  --------

5.01--10.00                     3     $    232,113.81       0.02%    $ 77,371.27     568      7.48%    10.500%
10.01--15.00                    3          210,856.26       0.02       70,285.42     558     13.18      9.731
15.01--20.00                    2          219,903.31       0.02      109,951.66     592     17.74     10.068
20.01--25.00                    6          547,548.28       0.06       91,258.05     560     23.78      9.250
25.01--30.00                    7        1,159,506.84       0.12      165,643.83     576     28.57      9.302
30.01--35.00                   14        1,658,713.21       0.17      118,479.52     571     33.02      8.990
35.01--40.00                   18        3,314,617.48       0.34      184,145.42     566     38.50      9.499
40.01--45.00                   31        5,128,164.02       0.52      165,424.65     570     42.55      9.224
45.01--50.00                   39        8,472,334.26       0.86      217,239.34     594     47.89      8.571
50.01--55.00                   67       13,521,767.81       1.38      201,817.43     583     53.08      9.101
55.01--60.00                  108       23,370,143.93       2.38      216,390.22     574     57.89      9.315
60.01--65.00                  211       50,010,518.53       5.09      237,016.68     583     63.72      9.226
65.01--70.00                  241       59,144,805.77       6.02      245,414.13     590     68.95      8.922
70.01--75.00                  252       64,397,370.89       6.56      255,545.12     585     74.02      8.646
75.01--80.00                  608      158,847,752.36      16.18      261,262.75     584     79.49      8.696
80.01--85.00                  244       72,450,623.30       7.38      296,928.78     605     84.26      8.213
85.01--90.00                  413      138,301,434.18      14.09      334,870.30     616     89.20      8.441
90.01--95.00                  145       39,352,371.33       4.01      271,395.66     610     88.52      8.452
95.01--100.00               1,456      341,464,303.40      34.78      234,522.19     633     81.75      8.207
                            -----     ---------------     ------     -----------     ---     -----     ------
TOTAL:                      3,868     $981,804,848.97     100.00%    $253,827.52     608     78.86%     8.509%
                            =====     ===============     ======     ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        7

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                              DISTRIBUTION BY STATE

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                         PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                      PRINCIPAL    PRINCIPAL    CREDIT   TO-VALUE    GROSS
STATE                       LOANS    PRINCIPAL BALANCE    BALANCE      BALANCE      SCORE     RATIO    COUPON
-----                     ---------  -----------------  -----------  -----------  --------  --------  --------

CA                            633     $236,291,742.14      24.07%    $373,288.69     618     78.99%    8.007%
FL                            659      139,121,902.71      14.17      211,110.63     609     78.40     8.608
NY                            373      130,613,813.74      13.30      350,171.08     607     78.20     8.493
MD                            312       77,303,823.16       7.87      247,768.66     593     78.04     8.810
NJ                            264       75,376,147.18       7.68      285,515.71     602     77.73     9.004
MA                            173       47,872,534.31       4.88      276,719.85     599     76.07     8.915
VA                            126       30,512,249.91       3.11      242,160.71     610     80.71     8.543
GA                            153       27,029,978.34       2.75      176,666.53     605     81.46     8.615
AZ                            101       20,159,027.27       2.05      199,594.33     611     80.87     8.528
CT                             76       16,757,476.69       1.71      220,493.11     612     79.80     8.582
TX                            101       16,599,017.20       1.69      164,346.70     610     80.51     8.340
IL                             95       16,410,744.26       1.67      172,744.68     617     81.31     8.740
NV                             53       15,023,371.68       1.53      283,459.84     611     81.84     8.449
HI                             35       14,410,662.51       1.47      411,733.21     622     80.20     7.957
WA                             52       12,252,068.52       1.25      235,616.70     612     81.49     8.170
Other                         662      106,070,289.35      10.80      160,227.02     602     79.41     8.827
                            -----     ---------------     ------     -----------     ---     -----     -----
TOTAL:                      3,868     $981,804,848.97     100.00%    $253,827.52     608     78.86%    8.509%
                            =====     ===============     ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        8

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
OCCUPANCY                   LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 ---------  ---------------  ----------  -----------  --------  --------  --------

2nd Home                       44    $ 11,421,387.67      1.16%   $259,576.99     623     75.84%    8.472%
Non-Owner Occupied            282      56,750,669.69      5.78     201,243.51     596     76.93     9.536
Owner Occupied              3,542     913,632,791.61     93.06     257,942.63     609     79.02     8.446
                            -----    ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,868    $981,804,848.97    100.00%   $253,827.52     608     78.86%    8.509%
                            =====    ===============    ======    ===========     ===     =====     =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PROPERTY TYPE               LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-------------             ---------  ---------------  ----------  -----------  --------  --------  --------

Single Family               3,145    $777,530,660.77     79.19%   $247,227.56     607     78.82%    8.472%
Multi Family                  501     157,803,109.81     16.07     314,976.27     610     78.74     8.722
Condo                         222      46,471,078.39      4.73     209,329.18     625     80.08     8.404
                            -----    ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,868    $981,804,848.97    100.00%   $253,827.52     608     78.86%    8.509%
                            =====    ===============    ======    ===========     ===     =====     =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN PURPOSE                LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------              ---------  ---------------  ----------  -----------  --------  --------  --------

Cash Out                    2,166    $581,669,157.48     59.24%   $268,545.32     596     76.84%    8.618%
Purchase                    1,650     388,082,688.59     39.53     235,201.63     627     81.88     8.343
Refinance                      52      12,053,002.90      1.23     231,788.52     600     79.25     8.639
                            -----    ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,868    $981,804,848.97    100.00%   $253,827.52     608     78.86%    8.509%
                            =====    ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                        9

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
DOCUMENTATION TYPE          LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        ---------  ---------------  ----------  -----------  --------  --------  --------

Easy                           38    $ 12,410,051.98      1.26%   $326,580.32     593     81.61%    8.348%
Full                        2,188     543,711,268.56     55.38     248,496.92     609     80.20     8.058
Stated                      1,642     425,683,528.43     43.36     259,246.97     607     77.08     9.090
                            -----    ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,868    $981,804,848.97    100.00%   $253,827.52     608     78.86%    8.509%
                            =====    ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       10

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
CREDIT SCORE RANGE          LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        ---------  ---------------  ----------  -----------  --------  --------  --------

476--500                        3    $    720,676.12      0.07%   $240,225.37     500     76.60%    10.985%
501--525                      214      47,271,457.25      4.81     220,894.66     514     71.03     10.309
526--550                      375      82,522,175.53      8.41     220,059.13     539     73.11      9.736
551--575                      485     115,453,214.78     11.76     238,047.87     562     76.10      9.148
576--600                      583     136,714,116.51     13.92     234,501.06     588     79.83      8.606
601--625                      804     206,118,674.37     20.99     256,366.51     613     81.15      8.207
626--650                      771     207,893,740.20     21.17     269,641.69     638     80.30      8.046
651--675                      463     127,662,356.63     13.00     275,728.63     661     80.13      8.017
676--700                      170      57,448,437.58      5.85     337,931.99     686     80.63      7.576
                            -----    ---------------    ------    -----------     ---     -----      -----
TOTAL:                      3,868    $981,804,848.97    100.00%   $253,827.52     608     78.86%     8.509%
                            =====    ===============    ======    ===========     ===     =====      =====

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
PREPAYMENT                 MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PENALTY TERMS (MONTHS)      LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------------------     ---------  ---------------  ----------  -----------  --------  --------  --------

 0                          1,602    $411,188,537.96     41.88%   $256,672.00     602     78.52%    8.809%
12                            200      64,911,464.51      6.61     324,557.32     613     78.19     8.504
24                          1,709     421,757,369.50     42.96     246,786.06     611     79.69     8.358
30                              2         324,274.11      0.03     162,137.06     640     77.02     7.771
36                            355      83,623,202.89      8.52     235,558.32     621     76.94     7.808
                            -----    ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,868    $981,804,848.97    100.00%   $253,827.52     608     78.86%    8.509%
                            =====    ===============    ======    ===========     ===     =====     =====

                            DISTRIBUTION BY LIEN TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LIEN TYPE                   LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 ---------  ---------------  ----------  -----------  --------  --------  --------

1st                         3,659    $967,330,314.80     98.53%   $264,370.13     608     78.55%     8.468%
2nd                           209      14,474,534.17      1.47      69,256.14     642     99.56     11.287
                            -----    ---------------    ------    -----------     ---     -----     ------
TOTAL:                      3,868    $981,804,848.97    100.00%   $253,827.52     608     78.86%     8.509%
                            =====    ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       11

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                               COLLATERAL SUMMARY

           Statistics for the Mortgage Loans listed below are based on
                      September 1, 2006 scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                       $875.245.994.55
NUMBER OF MORTGAGE LOANS:                                    3,277
AVERAGE SCHEDULED PRINCIPAL BALANCE:               $    267,087.58
WEIGHTED AVERAGE GROSS COUPON:                               8.506%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                        607
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                      78.90%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                      86.13%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):               359
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                       360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                         25
WEIGHTED AVERAGE GROSS MARGIN(1):                            6.148%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                        1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                       1.500%
INTEREST ONLY LOANS:                                         12.82%
SILENT SECONDS:                                              38.53%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       12

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PRODUCT TYPE                LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------              ---------  ---------------  ----------  -----------  --------  --------  --------

2/1 ARM                     1,620    $360,941,028.97     41.24%   $222,803.10     596     75.79%    8.937%
2/1 ARM 5Y-IO                 306     101,279,189.67     11.57     330,977.74     622     81.77     7.659
3/1 ARM                        27       5,423,855.86      0.62     200,883.55     605     76.92     8.732
3/1 ARM 3Y-IO                  12       4,102,500.00      0.47     341,875.00     635     78.95     6.944
3/1 ARM 5Y-IO                  17       6,059,490.00      0.69     356,440.59     634     79.61     7.089
40/30 2/1 ARM               1,241     381,554,118.66     43.59     307,456.99     613     81.14     8.375
40/30 3/1 ARM                  35       9,768,328.33      1.12     279,095.10     632     82.58     8.196
40/30 5/1 ARM                   8       3,165,923.86      0.36     395,740.48     583     69.05     8.315
5/1 ARM                         9       2,144,309.20      0.24     238,256.58     620     66.88     7.960
5/1 ARM 5Y-IO                   2         807,250.00      0.09     403,625.00     625     85.07     7.516
                            -----    ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,277    $875,245,994.55    100.00%   $267,087.58     607     78.90%    8.506%
                            =====    ===============    ======    ===========     ===     =====     =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
CURRENT GROSS MORTGAGE     MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATE (%)                    LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ----------  -----------  --------  --------  --------

5.501--6.000                    7    $  3,963,071.99      0.45%   $566,153.14     646     74.10%     5.916%
6.001--6.500                   41      15,667,947.88      1.79     382,145.07     646     79.44      6.312
6.501--7.000                  171      56,620,202.67      6.47     331,112.30     646     78.22      6.845
7.001--7.500                  311     101,996,640.83     11.65     327,963.48     633     79.09      7.310
7.501--8.000                  561     171,774,162.28     19.63     306,192.80     622     80.87      7.811
8.001--8.500                  469     129,377,005.65     14.78     275,857.15     613     80.42      8.292
8.501--9.000                  547     147,604,257.86     16.86     269,843.25     608     79.73      8.791
9.001--9.500                  368      90,399,823.08     10.33     245,651.69     594     79.94      9.268
9.501--10.000                 339      78,963,682.12      9.02     232,931.22     569     78.97      9.776
10.001--10.500                140      24,864,630.34      2.84     177,604.50     551     75.50     10.251
10.501--11.000                144      24,055,823.07      2.75     167,054.33     544     69.45     10.796
11.001--11.500                 77      11,585,901.51      1.32     150,466.25     541     68.64     11.270
11.501--12.000                 54      10,100,519.94      1.15     187,046.67     541     62.85     11.801
12.001--12.500                 33       4,982,409.87      0.57     150,982.12     551     61.78     12.297
12.501--13.000                 12       2,880,081.57      0.33     240,006.80     541     63.90     12.747
13.001--13.500                  2         184,921.16      0.02      92,460.58     534     49.13     13.338
13.501--14.000                  1         224,912.73      0.03     224,912.73     525     63.56     13.750
                            -----    ---------------    ------    -----------     ---     -----     ------
TOTAL:                      3,277    $875,245,994.55    100.00%   $267,087.58     607     78.90%     8.506%
                            =====    ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       13

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                      PERCENTAGE                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF         AVERAGE      AVERAGE    LOAN-    AVERAGE
ORIGINAL MORTGAGE LOAN     MORTGAGE     PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
BALANCE ($)                 LOANS        BALANCE        BALANCE      BALANCE       SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ----------  -------------  --------  --------  --------

0.01--50,000.00                11    $    548,475.97      0.06%   $   49,861.45     580     56.27%    10.867%
50,000.01--100,000.00         322      25,329,687.26      2.89        78,663.63     586     73.88      9.661
100,000.01--150,000.00        509      64,006,139.93      7.31       125,748.80     596     75.63      9.011
150,000.01--200,000.00        576     101,622,185.15     11.61       176,427.40     593     75.99      8.808
200,000.01--250,000.00        451     101,289,262.22     11.57       224,588.16     602     77.83      8.693
250,000.01--300,000.00        347      95,271,205.11     10.89       274,556.79     602     77.94      8.680
300,000.01--350,000.00        282      90,938,710.56     10.39       322,477.70     608     80.00      8.439
350,000.01--400,000.00        204      76,811,649.41      8.78       376,527.69     616     79.88      8.278
400,000.01--450,000.00        163      69,701,334.02      7.96       427,615.55     605     81.35      8.378
450,000.01--500,000.00        118      56,194,384.52      6.42       476,223.60     614     81.11      8.243
500,000.01--550,000.00         78      40,773,062.76      4.66       522,731.57     616     81.81      8.235
550,000.01--600,000.00         52      29,796,197.11      3.40       573,003.79     616     83.60      8.111
600,000.01--650,000.00         44      27,530,850.88      3.15       625,701.16     625     84.64      8.178
650,000.01--700,000.00         36      24,321,863.96      2.78       675,607.33     618     81.98      8.040
700,000.01--750,000.00         20      14,563,291.55      1.66       728,164.58     613     81.54      8.173
750,000.01--800,000.00         36      28,296,424.53      3.23       786,011.79     615     78.01      8.384
800,000.01--850,000.00          7       5,822,655.47      0.67       831,807.92     620     80.38      7.704
850,000.01--900,000.00          6       5,312,707.72      0.61       885,451.29     629     75.20      7.600
900,000.01--950,000.00          2       1,847,012.73      0.21       923,506.37     639     67.37      7.666
950,000.01--1,000,000.00        5       4,927,711.55      0.56       985,542.31     660     73.13      7.261
1,000,000.01 >=                 8      10,341,182.14      1.18     1,292,647.77     654     72.07      7.269
                            -----    ---------------    ------    -------------     ---     -----     ------
TOTAL:                      3,277    $875,245,994.55    100.00%   $  267,087.58     607     78.90%     8.506%
                            =====    ===============    ======    =============     ===     =====     ======

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       14

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE      AVERAGE      AVERAGE    LOAN-    AVERAGE
CURRENT UNPAID             MORTGAGE     PRINCIPAL     OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
PRINCIPAL BALANCE ($)       LOANS        BALANCE         BALANCE       BALANCE       SCORE     RATIO    COUPON
---------------------     ---------  ---------------  ------------  -------------  --------  --------  --------

0.01--50,000.00                11    $    548,475.97       0.06%    $   49,861.45     580     56.27%    10.867%
50,000.01--100,000.00         322      25,329,687.26       2.89         78,663.63     586     73.88      9.661
100,000.01--150,000.00        509      64,006,139.93       7.31        125,748.80     596     75.63      9.011
150,000.01--200,000.00        576     101,622,185.15      11.61        176,427.40     593     75.99      8.808
200,000.01--250,000.00        452     101,538,963.61      11.60        224,643.72     601     77.83      8.696
250,000.01--300,000.00        347      95,321,443.44      10.89        274,701.57     602     77.94      8.678
300,000.01--350,000.00        282      90,988,744.78      10.40        322,655.12     608     80.00      8.437
350,000.01--400,000.00        203      76,461,675.47       8.74        376,658.50     616     79.87      8.277
400,000.01--450,000.00        163      69,701,334.02       7.96        427,615.55     605     81.35      8.378
450,000.01--500,000.00        118      56,194,384.52       6.42        476,223.60     614     81.11      8.243
500,000.01--550,000.00         78      40,773,062.76       4.66        522,731.57     616     81.81      8.235
550,000.01--600,000.00         52      29,796,197.11       3.40        573,003.79     616     83.60      8.111
600,000.01--650,000.00         44      27,530,850.88       3.15        625,701.16     625     84.64      8.178
650,000.01--700,000.00         36      24,321,863.96       2.78        675,607.33     618     81.98      8.040
700,000.01--750,000.00         20      14,563,291.55       1.66        728,164.58     613     81.54      8.173
750,000.01--800,000.00         36      28,296,424.53       3.23        786,011.79     615     78.01      8.384
800,000.01--850,000.00          7       5,822,655.47       0.67        831,807.92     620     80.38      7.704
850,000.01--900,000.00          6       5,312,707.72       0.61        885,451.29     629     75.20      7.600
900,000.01--950,000.00          2       1,847,012.73       0.21        923,506.37     639     67.37      7.666
950,000.01--1,000,000.00        5       4,927,711.55       0.56        985,542.31     660     73.13      7.261
1,000,000.01 >=                 8      10,341,182.14       1.18      1,292,647.77     654     72.07      7.269
                            -----    ---------------     ------     -------------     ---     -----     ------
TOTAL:                      3,277    $875,245,994.55     100.00%    $  267,087.58     607     78.90%     8.506%
                            =====    ===============     ======     =============     ===     =====     ======

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                                                  WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE      AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL     CREDIT   TO-VALUE    GROSS
REMAINING TERM (MONTHS)     LOANS        BALANCE         BALANCE      BALANCE       SCORE     RATIO    COUPON
-----------------------   ---------  ---------------  ------------  ------------  --------  --------  --------

301--360                    3,277    $875,245,994.55     100.00%    $267,087.58      607     78.90%    8.506%
                            -----    ---------------     ------     -----------      ---     -----     -----
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58      607     78.90%    8.506%
                            =====    ===============     ======     ===========      ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       15

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                                                  WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE      AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL     CREDIT   TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)      LOANS        BALANCE         BALANCE      BALANCE       SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ------------  ------------  --------  --------  --------

301--360                    3,277    $875,245,994.55     100.00%    $267,087.58      607     78.90%    8.506%
                            -----    ---------------     ------     -----------      ---     -----     -----
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58      607     78.90%    8.506%
                            =====    ===============     ======     ===========      ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       16

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                                                  WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE      AVERAGE    LOAN-    AVERAGE
ORIGINAL                   MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL     CREDIT   TO-VALUE    GROSS
LOAN-TO-VALUE RATIO(%)      LOANS        BALANCE         BALANCE      BALANCE       SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ------------  ------------  --------  --------  --------

5.01--10.00                     3    $    232,113.81       0.03%    $ 77,371.27      568      7.48%    10.500%
10.01--15.00                    3         210,856.26       0.02       70,285.42      558     13.18      9.731
15.01--20.00                    2         219,903.31       0.03      109,951.66      592     17.74     10.068
20.01--25.00                    6         547,548.28       0.06       91,258.05      560     23.78      9.250
25.01--30.00                    3         369,854.84       0.04      123,284.95      585     28.33      8.895
30.01--35.00                    9       1,074,204.98       0.12      119,356.11      559     33.29      9.206
35.01--40.00                   15       2,849,830.27       0.33      189,988.68      556     38.37      9.796
40.01--45.00                   24       3,842,840.19       0.44      160,118.34      559     42.60      9.523
45.01--50.00                   27       6,664,973.57       0.76      246,850.87      598     48.50      8.807
50.01--55.00                   56      11,273,669.25       1.29      201,315.52      575     53.08      9.381
55.01--60.00                   87      19,189,084.67       2.19      220,564.19      566     58.28      9.501
60.01--65.00                  180      42,189,024.77       4.82      234,383.47      578     63.79      9.513
65.01--70.00                  226      56,082,739.36       6.41      248,153.71      588     69.09      9.029
70.01--75.00                  233      59,983,010.74       6.85      257,437.81      581     74.09      8.736
75.01--80.00                1,662     435,164,114.93      49.72      261,831.60      618     79.83      8.264
80.01--85.00                  233      68,591,362.32       7.84      294,383.53      604     84.53      8.208
85.01--90.00                  431     142,986,640.70      16.34      331,755.55      615     89.75      8.496
90.01--95.00                   47      15,495,117.49       1.77      329,683.35      606     94.65      8.201
95.01--100.00                  30       8,279,104.81       0.95      275,970.16      609     99.86      9.196
                            -----    ---------------     ------     -----------      ---     -----     ------
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58      607     78.90%     8.506%
                            =====    ===============     ======     ===========      ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       17

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
COMBINED LOAN-TO-VALUE     MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATIO (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -----------  --------  --------  --------

5.01--10.00                     3     $    232,113.81        0.03%    $ 77,371.27     568      7.48%    10.500%
10.01--15.00                    3          210,856.26        0.02       70,285.42     558     13.18      9.731
15.01--20.00                    2          219,903.31        0.03      109,951.66     592     17.74     10.068
20.01--25.00                    6          547,548.28        0.06       91,258.05     560     23.78      9.250
25.01--30.00                    3          369,854.84        0.04      123,284.95     585     28.33      8.895
30.01--35.00                    9        1,074,204.98        0.12      119,356.11     559     33.29      9.206
35.01--40.00                   15        2,849,830.27        0.33      189,988.68     556     38.37      9.796
40.01--45.00                   24        3,842,840.19        0.44      160,118.34     559     42.60      9.523
45.01--50.00                   26        5,664,973.57        0.65      217,883.60     584     48.23      8.896
50.01--55.00                   56       11,273,669.25        1.29      201,315.52     575     53.08      9.381
55.01--60.00                   88       20,189,084.67        2.31      229,421.42     572     57.87      9.441
60.01--65.00                  178       41,971,274.77        4.80      235,793.68     578     63.79      9.521
65.01--70.00                  209       50,482,261.66        5.77      241,541.92     584     69.04      9.129
70.01--75.00                  217       56,343,822.70        6.44      259,648.95     581     74.05      8.722
75.01--80.00                  540      140,401,713.44       16.04      260,003.17     583     79.54      8.755
80.01--85.00                  200       61,815,672.41        7.06      309,078.36     605     84.22      8.201
85.01--90.00                  363      125,077,917.19       14.29      344,567.26     615     89.16      8.440
90.01--95.00                  125       36,521,741.29        4.17      292,173.93     608     88.23      8.434
95.01--100.00               1,210      316,156,711.66       36.12      261,286.54     633     80.95      8.088
                            -----     ---------------      ------     -----------     ---     -----     ------
TOTAL:                      3,277     $875,245,994.55      100.00%    $267,087.58     607     78.90%     8.506%
                            =====     ===============      ======     ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       18

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                              DISTRIBUTION BY STATE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
STATE                       LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
-----                     ---------  -----------------  ------------  -----------  --------  --------  --------

CA                            545     $217,347,072.83       24.83%    $398,801.97     618     79.19%    7.998%
FL                            563      123,852,531.58       14.15      219,986.73     609     79.02     8.611
NY                            301      109,768,465.98       12.54      364,679.29     603     78.02     8.526
MD                            272       70,160,312.08        8.02      257,942.32     593     77.79     8.765
NJ                            237       69,684,832.08        7.96      294,028.83     600     77.38     9.042
MA                            152       43,866,047.92        5.01      288,592.42     598     76.27     8.911
VA                            112       28,171,914.12        3.22      251,534.95     610     80.69     8.537
GA                            120       22,642,646.16        2.59      188,688.72     602     80.18     8.569
AZ                             88       18,657,941.35        2.13      212,022.06     610     81.25     8.483
IL                             81       15,292,621.52        1.75      188,797.80     617     80.99     8.693
CT                             64       15,137,876.04        1.73      236,529.31     610     79.66     8.528
NV                             48       14,762,528.93        1.69      307,552.69     610     81.54     8.402
MN                             54       11,821,587.24        1.35      218,918.28     623     82.10     8.175
TX                             69       11,601,084.55        1.33      168,131.66     609     80.00     8.274
WA                             45       11,240,882.75        1.28      249,797.39     609     81.15     8.136
Other                         526       91,237,649.42       10.42      173,455.61     599     79.27     8.830
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      3,277     $875,245,994.55      100.00%    $267,087.58     607     78.90%    8.506%
                            =====     ===============      ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       19

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
OCCUPANCY                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------                 ---------  -----------------  ------------  -----------  --------  --------  --------

2nd Home                       41     $ 10,339,145.65        1.18%    $252,174.28     621     74.88%    8.506%
Non-Owner Occupied            253       50,941,982.08        5.82      201,351.71     592     77.15     9.580
Owner Occupied              2,983      813,964,866.82       93.00      272,867.87     608     79.06     8.439
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      3,277     $875,245,994.55      100.00%    $267,087.58     607     78.90%    8.506%
                            =====     ===============      ======     ===========     ===     =====     =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PROPERTY TYPE               LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
-------------             ---------  -----------------  ------------  -----------  --------  --------  --------

Single Family               2,671     $695,627,761.67       79.48%    $260,437.20     606     78.81%    8.470%
Multi Family                  413      136,743,006.49       15.62      331,096.87     607     79.06     8.737
Condo                         193       42,875,226.39        4.90      222,151.43     625     79.77     8.355
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      3,277     $875,245,994.55      100.00%    $267,087.58     607     78.90%    8.506%
                            =====     ===============      ======     ===========     ===     =====     =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN PURPOSE                LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
------------              ---------  -----------------  ------------  -----------  --------  --------  --------

Cash Out                    1,831     $504,825,962.84       57.68%    $275,710.52     594     77.18%    8.688%
Purchase                    1,406      360,527,568.03       41.19      256,420.75     626     81.30     8.246
Refinance                      40        9,892,463.68        1.13      247,311.59     598     79.28     8.736
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      3,277     $875,245,994.55      100.00%    $267,087.58     607     78.90%    8.506%
                            =====     ===============      ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       20

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
DOCUMENTATION TYPE          LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
------------------        ---------  ---------------  ------------  -----------  --------  --------  --------

Easy                           33    $ 10,156,034.03       1.16%    $307,758.61     592     83.08%    8.448%
Full                        1,794     470,619,292.12      53.77      262,329.59     608     80.38     8.040
Stated                      1,450     394,470,668.40      45.07      272,048.74     606     77.02     9.064
                            -----    ---------------     ------     -----------     ---     -----     -----
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58     607     78.90%    8.506%
                            =====    ===============     ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       21

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
CREDIT SCORE RANGE          LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
------------------        ---------  ---------------  ------------  -----------  --------  --------  --------

476--500                        3    $    720,676.12       0.08%    $240,225.37     500     76.60%    10.985%
501--525                      196      44,633,496.29       5.10      227,721.92     514     71.28     10.304
526--550                      353      77,378,340.71       8.84      219,202.10     538     73.02      9.727
551--575                      441     106,928,522.35      12.22      242,468.30     562     76.14      9.150
576--600                      531     126,876,806.29      14.50      238,939.37     588     80.11      8.569
601--625                      662     179,036,856.69      20.46      270,448.42     613     81.72      8.202
626--650                      585     174,902,648.25      19.98      298,978.89     638     80.23      8.024
651--675                      353     111,637,567.36      12.75      316,253.73     661     79.94      7.923
676--700                      153      53,131,080.49       6.07      347,261.96     686     80.42      7.581
                            -----    ---------------     ------     -----------     ---     -----     ------
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58     607     78.90%     8.506%
                            =====    ===============     ======     ===========     ===     =====     ======

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
PREPAYMENT                 MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PENALTY TERMS (MONTHS)      LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ------------  -----------  --------  --------  --------

0                           1,395    $381,940,910.96      43.64%    $273,792.77     602     78.23%    8.781%
12                            133      43,761,490.44       5.00      329,033.76     608     78.03     8.611
24                          1,621     413,859,479.64      47.28      255,311.22     611     79.51     8.322
30                              1         157,274.11       0.02      157,274.11     624     80.00     7.900
36                            127      35,526,839.40       4.06      279,738.89     622     80.04     7.573
                            -----    ---------------     ------     -----------     ---     -----     -----
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58     607     78.90%    8.506%
                            =====    ===============     ======     ===========     ===     =====     =====

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
INITIAL CAP (%)             LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------           ---------  ---------------  ------------  -----------  --------  --------  --------

1.500                       3,277    $875,245,994.55     100.00%    $267,087.58     607     78.90%    8.506%
                            -----    ---------------     ------     -----------     ---     -----     -----
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58     607     78.90%    8.506%
                            =====    ===============     ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       22

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                                                  WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE      AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL     CREDIT   TO-VALUE    GROSS
PERIODIC CAP (%)            LOANS        BALANCE         BALANCE      BALANCE       SCORE     RATIO    COUPON
----------------          ---------  ---------------  ------------  -----------   --------  --------  --------

1.500                       3,277    $875,245,994.55     100.00%    $267,087.58      607     78.90%    8.506%
                            -----    ---------------     ------     -----------      ---     -----     -----
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58      607     78.90%    8.506%
                            =====    ===============     ======     ===========      ===     =====     =====

                          DISTRIBUTION BY GROSS MARGIN

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
ARM MARGIN (%)              LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
--------------            ---------  ---------------  ------------  -----------  --------  --------  --------

3.001--4.000                   28    $ 12,208,730.64       1.39%    $436,026.09     644     77.56%    6.185%
4.001--5.000                  298      98,527,242.47      11.26      330,628.33     641     78.27     7.039
5.001--6.000                  854     247,124,245.80      28.23      289,372.65     618     80.04     7.959
6.001--7.000                2,097     517,385,775.64      59.11      246,726.65     595     78.50     9.102
                            -----    ---------------     ------     -----------     ---     -----     -----
TOTAL:                      3,277    $875,245,994.55     100.00%    $267,087.58     607     78.90%    8.506%
                            =====    ===============     ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       23

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
MAXIMUM MORTGAGE           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATE (%)                    LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------          ---------  ---------------  ----------  -----------  --------  --------  --------

11.001--11.500                  1    $    140,474.98      0.02%   $140,474.98     607     80.00%     7.350%
11.501--12.000                  7       3,963,071.99      0.45     566,153.14     646     74.10      5.916
12.001--12.500                 41      15,667,947.88      1.79     382,145.07     646     79.44      6.312
12.501--13.000                170      56,328,203.50      6.44     331,342.37     647     78.21      6.844
13.001--13.500                308     101,199,164.17     11.56     328,568.71     633     79.07      7.307
13.501--14.000                562     171,686,939.71     19.62     305,492.78     622     80.88      7.808
14.001--14.500                469     130,149,229.07     14.87     277,503.69     613     80.42      8.289
14.501--15.000                549     147,868,257.86     16.89     269,341.09     608     79.73      8.790
15.001--15.500                368      90,399,823.08     10.33     245,651.69     594     79.94      9.268
15.501--16.000                339      78,963,682.12      9.02     232,931.22     569     78.97      9.776
16.001--16.500                140      24,864,630.34      2.84     177,604.50     551     75.50     10.251
16.501--17.000                144      24,055,823.07      2.75     167,054.33     544     69.45     10.796
17.001--17.500                 77      11,585,901.51      1.32     150,466.25     541     68.64     11.270
17.501--18.000                 54      10,100,519.94      1.15     187,046.67     541     62.85     11.801
18.001--18.500                 33       4,982,409.87      0.57     150,982.12     551     61.78     12.297
18.501--19.000                 12       2,880,081.57      0.33     240,006.80     541     63.90     12.747
19.001--19.500                  2         184,921.16      0.02      92,460.58     534     49.13     13.338
19.501--20.000                  1         224,912.73      0.03     224,912.73     525     63.56     13.750
                            -----    ---------------    ------    -----------     ---     -----     ------
TOTAL:                      3,277    $875,245,994.55    100.00%   $267,087.58     607     78.90%     8.506%
                            =====    ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       24

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
MINIMUM MORTGAGE           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATE (%)                    LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------          ---------  ---------------  ----------  -----------  --------  --------  --------

5.501--6.000                    7    $  3,963,071.99      0.45%   $566,153.14     646     74.10%     5.916%
6.001--6.500                   41      15,667,947.88      1.79     382,145.07     646     79.44      6.312
6.501--7.000                  171      56,620,202.67      6.47     331,112.30     646     78.22      6.845
7.001--7.500                  311     101,996,640.83     11.65     327,963.48     633     79.09      7.310
7.501--8.000                  561     171,774,162.28     19.63     306,192.80     622     80.87      7.811
8.001--8.500                  469     129,377,005.65     14.78     275,857.15     613     80.42      8.292
8.501--9.000                  547     147,604,257.86     16.86     269,843.25     608     79.73      8.791
9.001--9.500                  368      90,399,823.08     10.33     245,651.69     594     79.94      9.268
9.501--10.000                 339      78,963,682.12      9.02     232,931.22     569     78.97      9.776
10.001--10.500                140      24,864,630.34      2.84     177,604.50     551     75.50     10.251
10.501--11.000                144      24,055,823.07      2.75     167,054.33     544     69.45     10.796
11.001--11.500                 77      11,585,901.51      1.32     150,466.25     541     68.64     11.270
11.501--12.000                 54      10,100,519.94      1.15     187,046.67     541     62.85     11.801
12.001--12.500                 33       4,982,409.87      0.57     150,982.12     551     61.78     12.297
12.501--13.000                 12       2,880,081.57      0.33     240,006.80     541     63.90     12.747
13.001--13.500                  2         184,921.16      0.02      92,460.58     534     49.13     13.338
13.501--14.000                  1         224,912.73      0.03     224,912.73     525     63.56     13.750
                            -----    ---------------    ------    -----------     ---     -----     ------
TOTAL:                      3,277    $875,245,994.55    100.00%   $267,087.58     607     78.90%     8.506%
                            =====    ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       25

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
INITIAL INTEREST RATE      MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
ADJUSTMENT DATE             LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------------------     ---------  ---------------  ----------  -----------  --------  --------  --------

2008-02-01                      1    $    230,042.35      0.03%   $230,042.35     604     80.00%     8.950%
2008-03-01                      4       1,562,215.77      0.18     390,553.94     643     80.00      7.937
2008-04-01                     27       9,066,475.79      1.04     335,795.40     647     80.69      7.941
2008-05-01                     59      18,043,736.76      2.06     305,826.05     618     80.20      7.828
2008-06-01                    308      83,014,315.28      9.48     269,527.00     615     80.17      8.143
2008-07-01                    828     221,308,944.58     25.29     267,281.33     607     78.85      8.530
2008-08-01                  1,225     334,432,747.00     38.21     273,006.32     602     78.65      8.669
2008-08-10                      1         111,961.77      0.01     111,961.77     553     61.88     11.200
2008-09-01                    714     176,003,898.00     20.11     246,504.06     607     78.72      8.550
2009-04-01                      1         158,474.34      0.02     158,474.34     608     80.00      6.400
2009-07-01                     16       4,424,377.66      0.51     276,523.60     626     78.92      8.305
2009-08-01                     42      11,684,389.19      1.33     278,199.74     624     81.12      8.010
2009-09-01                     32       9,086,933.00      1.04     283,966.66     633     79.29      7.430
2011-06-01                      1         799,435.62      0.09     799,435.62     543     55.17      8.700
2011-07-01                      5       1,668,804.46      0.19     333,760.89     609     77.06      8.000
2011-08-01                      6       1,968,450.98      0.22     328,075.16     623     75.75      8.063
2011-09-01                      7       1,680,792.00      0.19     240,113.14     597     64.78      7.903
                            -----    ---------------    ------    -----------     ---     -----     ------
TOTAL:                      3,277    $875,245,994.55    100.00%   $267,087.58     607     78.90%     8.506%
                            =====    ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       26

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LIEN TYPE                   LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 ---------  ---------------  ----------  -----------  --------  --------  --------

1st                         3,277    $875,245,994.55    100.00%   $267,087.58     607     78.90%    8.506%
                            -----    ---------------    ------    -----------     ---     -----     -----
TOTAL:                      3,277    $875,245,994.55    100.00%   $267,087.58     607     78.90%    8.506%
                            =====    ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       27

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                               COLLATERAL SUMMARY

    Statistics for the Mortgage Loans listed below are based on September 1,
                            2006 scheduled balances.

SCHEDULED PRINICPAL BALANCE:                                    $106,558,854.42
NUMBER OF MORTGAGE LOANS:                                                   591
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    180,302.63
WEIGHTED AVERAGE GROSS COUPON:                                            8.533%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     618
WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                                   78.58%
WEIGHTED AVERAGE COMBINED LTV RATIO(1):                                   80.60%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS) :                                   359
SILENT SECONDS:                                                           10.94%

(1)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined ("CLTV") loan-to-value of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       28

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PRODUCT TYPE                LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------              ---------  ---------------  ----------  -----------  --------  --------  --------

40/30 Fixed                   86     $ 24,311,216.87     22.81%   $282,688.57     619     76.65%    7.938%
Fixed                        505       82,247,637.55     77.19     162,866.61     618     79.15     8.708
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       591     $106,558,854.42    100.00%   $180,302.63     618     78.58%    8.533%
                             ===     ===============    ======    ===========     ===     =====     =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
CURRENT                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
GROSS MORTGAGE RATE (%)     LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----------------------   ---------  ---------------  ----------  -----------  --------  --------  --------

5.501--6.000                   3     $  1,371,451.43      1.29%   $457,150.48     654      58.62%    5.992%
6.001--6.500                  16        5,932,664.07      5.57     370,791.50     641      70.95     6.351
6.501--7.000                  42       13,867,144.14     13.01     330,170.10     635      70.87     6.773
7.001--7.500                  49       13,580,334.05     12.74     277,149.67     630      75.43     7.329
7.501--8.000                  58       15,215,819.75     14.28     262,341.72     627      78.71     7.766
8.001--8.500                  49       11,662,330.55     10.94     238,006.75     613      79.40     8.298
8.501--9.000                  52       11,132,319.15     10.45     214,083.06     608      76.22     8.801
9.001--9.500                  31        5,633,742.52      5.29     181,733.63     595      71.41     9.311
9.501--10.000                 45        7,114,986.88      6.68     158,110.82     582      83.54     9.749
10.001--10.500                49        5,460,532.40      5.12     111,439.44     602      86.09    10.253
10.501--11.000                30        2,417,671.48      2.27      80,589.05     607      88.85    10.874
11.001--11.500                86        7,235,671.75      6.79      84,135.72     621      92.17    11.291
11.501--12.000                47        3,750,975.07      3.52      79,807.98     613      91.67    11.713
12.001--12.500                21        1,325,896.17      1.24      63,137.91     609      87.04    12.237
12.501--13.000                12          770,354.13      0.72      64,196.18     613      99.29    12.784
13.001--13.500                 1           86,960.88      0.08      86,960.88     611     100.00    13.175
                             ---     ---------------    ------    -----------     ---     ------    ------
TOTAL:                       591     $106,558,854.42    100.00%   $180,302.63     618      78.58%    8.533%
                             ===     ===============    ======    ===========     ===     ======    ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       29

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
ORIGINAL MORTGAGE          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN BALANCE ($)            LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----------------------   ---------  ---------------  ----------  -----------  --------  --------  --------

0.01--50,000.00               83     $  2,868,907.79      2.69%   $ 34,565.15     633     96.45%    11.297%
50,000.01--100,000.00        134        9,861,795.91      9.25      73,595.49     626     89.28     10.583
100,000.01--150,000.00       112       13,850,628.73     13.00     123,666.33     615     81.07      9.398
150,000.01--200,000.00        92       16,311,230.53     15.31     177,295.98     612     73.67      8.649
200,000.01--250,000.00        42        9,506,631.46      8.92     226,348.37     603     73.16      8.413
250,000.01--300,000.00        35        9,640,004.12      9.05     275,428.69     617     74.27      7.949
300,000.01--350,000.00        18        5,767,712.61      5.41     320,428.48     598     77.55      8.325
350,000.01--400,000.00        19        7,178,064.06      6.74     377,792.85     630     79.29      7.633
400,000.01--450,000.00        14        6,027,045.56      5.66     430,503.25     622     77.54      8.110
450,000.01--500,000.00        10        4,784,252.75      4.49     478,425.28     631     78.47      7.532
500,000.01--550,000.00        10        5,267,852.28      4.94     526,785.23     622     75.48      7.608
550,000.01--600,000.00         5        2,915,067.99      2.74     583,013.60     650     73.18      7.381
600,000.01--650,000.00         4        2,519,759.60      2.36     629,939.90     589     81.71      8.190
650,000.01--700,000.00         3        2,025,190.20      1.90     675,063.40     633     82.67      7.708
700,000.01--750,000.00         5        3,662,037.19      3.44     732,407.44     621     80.81      7.921
750,000.01--800,000.00         2        1,573,062.54      1.48     786,531.27     621     82.48      7.076
850,000.01--900,000.00         1          899,718.91      0.84     899,718.91     633     90.00      7.700
900,000.01--950,000.00         1          925,844.39      0.87     925,844.39     641     65.00      6.500
950,000.01--1,000,000.00       1          974,047.80      0.91     974,047.80     656     72.22      6.100
                             ---     ---------------    ------    -----------     ---     -----     ------
TOTAL:                       591     $106,558,854.42    100.00%   $180,302.63     618     78.58%     8.533%
                             ===     ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       30

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
CURRENT UNPAID PRINCIPAL   MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
BALANCE ($)                 LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
------------------------  ---------  -----------------  ------------  -----------  --------  --------  --------

0.01--50,000.00               83      $  2,868,907.79        2.69%    $ 34,565.15     633     96.45%    11.297%
50,000.01--100,000.00        134         9,861,795.91        9.25       73,595.49     626     89.28     10.583
100,000.01--150,000.00       112        13,850,628.73       13.00      123,666.33     615     81.07      9.398
150,000.01--200,000.00        92        16,311,230.53       15.31      177,295.98     612     73.67      8.649
200,000.01--250,000.00        42         9,506,631.46        8.92      226,348.37     603     73.16      8.413
250,000.01--300,000.00        35         9,640,004.12        9.05      275,428.69     617     74.27      7.949
300,000.01--350,000.00        18         5,767,712.61        5.41      320,428.48     598     77.55      8.325
350,000.01--400,000.00        19         7,178,064.06        6.74      377,792.85     630     79.29      7.633
400,000.01--450,000.00        14         6,027,045.56        5.66      430,503.25     622     77.54      8.110
450,000.01--500,000.00        10         4,784,252.75        4.49      478,425.28     631     78.47      7.532
500,000.01--550,000.00        10         5,267,852.28        4.94      526,785.23     622     75.48      7.608
550,000.01--600,000.00         5         2,915,067.99        2.74      583,013.60     650     73.18      7.381
600,000.01--650,000.00         4         2,519,759.60        2.36      629,939.90     589     81.71      8.190
650,000.01--700,000.00         3         2,025,190.20        1.90      675,063.40     633     82.67      7.708
700,000.01--750,000.00         5         3,662,037.19        3.44      732,407.44     621     80.81      7.921
750,000.01--800,000.00         2         1,573,062.54        1.48      786,531.27     621     82.48      7.076
850,000.01--900,000.00         1           899,718.91        0.84      899,718.91     633     90.00      7.700
900,000.01--950,000.00         1           925,844.39        0.87      925,844.39     641     65.00      6.500
950,000.01--1,000,000.00       1           974,047.80        0.91      974,047.80     656     72.22      6.100
                             ---      ---------------      ------     -----------     ---     -----     ------
TOTAL:                       591      $106,558,854.42      100.00%    $180,302.63     618     78.58%     8.533%
                             ===      ===============      ======     ===========     ===     =====     ======

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
REMAINING TERM (MONTHS)     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
-----------------------   ---------  -----------------  ------------  -----------  --------  --------  --------

121--180                      15      $    555,308.85        0.52%    $ 37,020.59     626     87.36%    10.055%
181--240                       4           346,585.84        0.33       86,646.46     572     79.11      9.516
301--360                     572       105,656,959.73       99.15      184,714.96     619     78.53      8.521
                             ---      ---------------      ------     -----------     ---     -----     ------
TOTAL:                       591      $106,558,854.42      100.00%    $180,302.63     618     78.58%     8.533%
                             ===      ===============      ======     ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       31

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -----------  --------  --------  --------

121--180                      15      $    555,308.85        0.52%    $ 37,020.59     626     87.36%    10.055%
181--240                       4           346,585.84        0.33       86,646.46     572     79.11      9.516
301--360                     572       105,656,959.73       99.15      184,714.96     619     78.53      8.521
                             ---      ---------------      ------     -----------     ---     -----     ------
TOTAL:                       591      $106,558,854.42      100.00%    $180,302.63     618     78.58%     8.533%
                             ===      ===============      ======     ===========     ===     =====     ======

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
ORIGINAL LOAN-TO-VALUE     MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATIO (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -----------  --------  --------  --------

25.01--30.00                   4      $    789,652.00        0.74%    $197,413.00     571     28.69%     9.492%
30.01--35.00                   5           584,508.23        0.55      116,901.65     594     32.54      8.592
35.01--40.00                   3           464,787.21        0.44      154,929.07     627     39.30      7.681
40.01--45.00                   7         1,285,323.83        1.21      183,617.69     601     42.43      8.332
45.01--50.00                  13         2,807,360.69        2.63      215,950.82     612     47.19      7.913
50.01--55.00                  11         2,248,098.56        2.11      204,372.60     624     53.06      7.693
55.01--60.00                  20         3,181,059.26        2.99      159,052.96     587     58.07      8.515
60.01--65.00                  33         8,039,243.76        7.54      243,613.45     610     63.38      7.686
65.01--70.00                  32         8,662,544.11        8.13      270,704.50     628     68.41      7.713
70.01--75.00                  35         8,053,548.19        7.56      230,101.38     619     73.77      8.110
75.01--80.00                 108        28,317,898.34       26.57      262,202.76     614     79.44      8.004
80.01--85.00                  46        11,262,124.69       10.57      244,828.80     612     84.32      8.306
85.01--90.00                  59        14,377,898.01       13.49      243,693.19     618     89.69      8.493
90.01--95.00                  16         2,007,478.36        1.88      125,467.40     620     94.71      9.000
95.01--100.00                199        14,477,329.18       13.59       72,750.40     643     99.99     11.157
                             ---      ---------------      ------     -----------     ---     -----     ------
TOTAL:                       591      $106,558,854.42      100.00%    $180,302.63     618     78.58%     8.533%
                             ===      ===============      ======     ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       32

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
COMBINED LOAN-TO-VALUE     MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATIO (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -----------  --------  --------  --------

25.01--30.00                   4      $    789,652.00        0.74%    $197,413.00     571     28.69%    9.492%
30.01--35.00                   5           584,508.23        0.55      116,901.65     594     32.54     8.592
35.01--40.00                   3           464,787.21        0.44      154,929.07     627     39.30     7.681
40.01--45.00                   7         1,285,323.83        1.21      183,617.69     601     42.43     8.332
45.01--50.00                  13         2,807,360.69        2.63      215,950.82     612     47.19     7.913
50.01--55.00                  11         2,248,098.56        2.11      204,372.60     624     53.06     7.693
55.01--60.00                  20         3,181,059.26        2.99      159,052.96     587     58.07     8.515
60.01--65.00                  33         8,039,243.76        7.54      243,613.45     610     63.38     7.686
65.01--70.00                  32         8,662,544.11        8.13      270,704.50     628     68.41     7.713
70.01--75.00                  35         8,053,548.19        7.56      230,101.38     619     73.77     8.110
75.01--80.00                  68        18,446,038.92       17.31      271,265.28     599     79.14     8.250
80.01--85.00                  44        10,634,950.89        9.98      241,703.43     610     84.45     8.284
85.01--90.00                  50        13,223,516.99       12.41      264,470.34     617     89.66     8.444
90.01--95.00                  20         2,830,630.04        2.66      141,531.50     634     92.17     8.683
95.01--100.00                246        25,307,591.74       23.75      102,876.39     641     91.75     9.696
                             ---      ---------------      ------     -----------     ---     -----     -----
TOTAL:                       591      $106,558,854.42      100.00%    $180,302.63     618     78.58%    8.533%
                             ===      ===============      ======     ===========     ===     =====     =====

                              DISTRIBUTION BY STATE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
STATE                       LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
-----                     ---------  -----------------  ------------  -----------  --------  --------  --------

NY                            72      $ 20,845,347.76       19.56%    $289,518.72     625     79.10%    8.320%
CA                            88        18,944,669.31       17.78      215,280.33     626     76.73     8.112
FL                            96        15,269,371.13       14.33      159,055.95     611     73.33     8.585
MD                            40         7,143,511.08        6.70      178,587.78     591     80.42     9.249
NJ                            27         5,691,315.10        5.34      210,789.45     626     82.03     8.535
TX                            32         4,997,932.65        4.69      156,185.40     613     81.71     8.493
GA                            33         4,387,332.18        4.12      132,949.46     618     88.08     8.852
MA                            21         4,006,486.39        3.76      190,785.07     607     73.88     8.960
HI                            10         3,324,062.81        3.12      332,406.28     648     79.91     7.309
VA                            14         2,340,335.79        2.20      167,166.84     603     81.01     8.610
CT                            12         1,619,600.65        1.52      134,966.72     629     81.19     9.091
AZ                            13         1,501,085.92        1.41      115,468.15     618     76.20     9.079
PA                            11         1,479,421.27        1.39      134,492.84     611     81.93     8.502
DC                             8         1,450,063.08        1.36      181,257.89     572     62.63     9.582
NC                            10         1,415,717.95        1.33      141,571.80     613     81.80     8.867
Other                        104        12,142,601.35       11.40      116,755.78     623     81.56     8.840
                             ---      ---------------      ------     -----------     ---     -----     -----
TOTAL:                       591      $106,558,854.42      100.00%    $180,302.63     618     78.58%    8.533%
                             ===      ===============      ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       33

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
OCCUPANCY                   LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 --------  ---------------  ----------  -----------  --------  --------  --------

2nd Home                       3    $  1,082,242.02      1.02%   $360,747.34     639     85.02%    8.147%
Non-Owner Occupied            29       5,808,687.61      5.45     200,299.57     630     75.00     9.158
Owner Occupied               559      99,667,924.79     93.53     178,296.82     617     78.72     8.500
                             ---    ---------------    ------    -----------     ---     -----     -----
TOTAL:                       591    $106,558,854.42    100.00%   $180,302.63     618     78.58%    8.533%
                             ===    ===============    ======    ===========     ===     =====     =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PROPERTY TYPE               LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-------------             --------  ---------------  ----------  -----------  --------  --------  --------

Single Family                474    $ 81,902,899.10     76.86%   $172,790.93     616     78.85%    8.490%
Multi Family                  88      21,060,103.32     19.76     239,319.36     626     76.66     8.620
Condo                         29       3,595,852.00      3.37     123,994.90     630     83.70     8.987
                             ---    ---------------    ------    -----------     ---     -----     -----
TOTAL:                       591    $106,558,854.42    100.00%   $180,302.63     618     78.58%    8.533%
                             ===    ===============    ======    ===========     ===     =====     =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN PURPOSE                LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------              --------  ---------------  ----------  -----------  --------  --------  --------

Cash Out                     335    $ 76,843,194.64     72.11%   $229,382.67     613     74.66%    8.157%
Purchase                     244      27,555,120.56     25.86     112,930.82     633     89.47     9.605
Refinance                     12       2,160,539.22      2.03     180,044.94     606     79.12     8.197
                             ---    ---------------    ------    -----------     ---     -----     -----
TOTAL:                       591    $106,558,854.42    100.00%   $180,302.63     618     78.58%    8.533%
                             ===    ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       34

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
DOCUMENTATION TYPE          LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        --------  ---------------  ----------  -----------  --------  --------  --------

Easy                           5    $  2,254,017.95      2.12%   $450,803.59     596     74.98%    7.896%
Full                         394      73,091,976.44     68.59     185,512.63     618     79.03     8.176
Stated                       192      31,212,860.03     29.29     162,566.98     622     77.79     9.414
                             ---    ---------------    ------    -----------     ---     -----     -----
TOTAL:                       591    $106,558,854.42    100.00%   $180,302.63     618     78.58%    8.533%
                             ===    ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       35

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
CREDIT SCORE RANGE          LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        --------  ---------------  ----------  -----------  --------  --------  --------

501--525                      18    $  2,637,960.96      2.48%   $146,553.39     516     66.86%    10.386%
526--550                      22       5,143,834.82      4.83     233,810.67     542     74.40      9.872
551--575                      44       8,524,692.43      8.00     193,743.01     560     75.64      9.126
576--600                      52       9,837,310.22      9.23     189,179.04     589     76.14      9.089
601--625                     142      27,081,817.68     25.41     190,717.03     613     77.35      8.238
626--650                     186      32,991,091.95     30.96     177,371.46     638     80.67      8.162
651--675                     110      16,024,789.27     15.04     145,679.90     659     81.48      8.676
676--700                      17       4,317,357.09      4.05     253,962.18     686     83.14      7.516
                             ---    ---------------    ------    -----------     ---     -----     ------
TOTAL:                       591    $106,558,854.42    100.00%   $180,302.63     618     78.58%     8.533%
                             ===    ===============    ======    ===========     ===     =====     ======

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
PREPAYMENT PENALTY        MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
TERMS (MONTHS)              LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        --------  ---------------  ----------  -----------  --------  --------  --------

0                            207     $29,247,627.00     27.45%   $141,292.88     610     82.30%     9.164%
12                            67      21,149,974.07     19.85     315,671.25     623     78.52      8.283
24                            88       7,897,889.86      7.41      89,748.75     625     89.06     10.235
30                             1         167,000.00      0.16     167,000.00     655     74.22      7.650
36                           228      48,096,363.49     45.14     210,948.96     620     74.65      7.982
                             ---    ---------------    ------    -----------     ---     -----     ------
TOTAL:                       591    $106,558,854.42    100.00%   $180,302.63     618     78.58%     8.533%
                             ===    ===============    ======    ===========     ===     =====     ======

                            DISTRIBUTION BY LIEN TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LIEN TYPE                   LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 --------  ---------------  ----------  -----------  --------  --------  --------

1st                          382    $ 92,084,320.25    86.42%    $241,058.43     615     75.28%     8.099%
2nd                          209      14,474,534.17    13.58       69,256.14     642     99.56     11.287
                             ---    ---------------   ------     -----------     ---     -----     ------
TOTAL:                       591    $106,558,854.42   100.00%    $180,302.63     618     78.58%     8.533%
                             ===    ===============   ======     ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       36

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                               COLLATERAL SUMMARY

  Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $418,799,587.72
NUMBER OF MORTGAGE LOANS:                                                 1,370
AVERAGE SCHEDULED PRINCIPAL BALANCE:                                $305,693.13
WEIGHTED AVERAGE GROSS COUPON:                                           8.345%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     613
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   80.82%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   86.98%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            359
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      25
WEIGHTED AVERAGE GROSS MARGIN(1):                                         6.153%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                       0.00%
SILENT SECONDS:                                                           33.75%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       37

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                                                  WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE      AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL     CREDIT   TO-VALUE    GROSS
PRODUCT TYPE                LOANS        BALANCE         BALANCE      BALANCE       SCORE     RATIO    COUPON
------------              ---------  ---------------  ------------  -----------   --------  --------  --------

40/30 2/1 ARM               1,241    $381,554,118.66      91.11%    $307,456.99      613     81.14%    8.375%
40/30 3/1 ARM                  35       9,768,328.33       2.33      279,095.10      632     82.58     8.196
40/30 5/1 ARM                   8       3,165,923.86       0.76      395,740.48      583     69.05     8.315
40/30 Fixed                    86      24,311,216.87       5.80      282,688.57      619     76.65     7.938
                            -----    ---------------     ------     -----------      ---     -----     -----
TOTAL:                      1,370    $418,799,587.72     100.00%    $305,693.13      613     80.82%    8.345%
                            =====    ===============     ======     ===========      ===     =====     =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                            WEIGHTED
                                                                                             AVERAGE
                                                                                  WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE      AVERAGE    LOAN-    AVERAGE
CURRENT                    MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL     CREDIT   TO-VALUE    GROSS
GROSS MORTGAGE RATE (%)     LOANS        BALANCE         BALANCE      BALANCE       SCORE     RATIO    COUPON
-----------------------   ---------  ---------------  ------------  -----------   --------  --------  --------

5.501--6.000                    3    $  1,783,666.92       0.43%    $594,555.64      664     75.55%     5.876%
6.001--6.500                   19       8,297,440.96       1.98      436,707.42      645     77.92      6.300
6.501--7.000                   79      28,419,424.32       6.79      359,739.55      650     78.31      6.840
7.001--7.500                  137      47,888,137.63      11.43      349,548.45      634     78.51      7.315
7.501--8.000                  256      84,896,786.82      20.27      331,628.07      623     81.98      7.802
8.001--8.500                  229      72,938,788.12      17.42      318,509.99      614     81.76      8.283
8.501--9.000                  274      81,176,289.92      19.38      296,263.83      608     81.63      8.798
9.001--9.500                  165      45,323,900.30      10.82      274,690.30      594     81.84      9.250
9.501--10.000                 122      30,639,579.57       7.32      251,144.09      580     82.25      9.771
10.001--10.500                 38       7,296,100.13       1.74      192,002.64      572     78.30     10.213
10.501--11.000                 28       5,894,023.16       1.41      210,500.83      551     73.07     10.802
11.001--11.500                 11       2,127,724.03       0.51      193,429.46      536     72.79     11.296
11.501--12.000                  6       1,090,791.40       0.26      181,798.57      551     69.90     11.670
12.001--12.500                  1         285,958.30       0.07      285,958.30      523     65.00     12.500
12.501--13.000                  2         740,976.14       0.18      370,488.07      510     65.00     12.776
                            -----    ---------------     ------     -----------      ---     -----     ------
TOTAL:                      1,370    $418,799,587.72     100.00%    $305,693.13      613     80.82%     8.345%
                            =====    ===============     ======     ===========      ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       38

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE      AVERAGE      AVERAGE    LOAN-    AVERAGE
ORIGINAL MORTGAGE          MORTGAGE     PRINCIPAL     OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
LOAN BALANCE ($)            LOANS        BALANCE         BALANCE       BALANCE       SCORE     RATIO    COUPON
-----------------         ---------  ---------------  ------------  -------------  --------  --------  --------

50,000.01--100,000.00          58    $  4,895,021.57       1.17%    $   84,396.92    600      79.73%    9.268%
100,000.01--150,000.00        155      19,415,755.04       4.64        125,262.94    605      79.71     8.703
150,000.01--200,000.00        229      40,630,829.73       9.70        177,427.20    602      77.99     8.637
200,000.01--250,000.00        197      44,434,940.93      10.61        225,558.08    603      79.49     8.600
250,000.01--300,000.00        147      40,390,703.83       9.64        274,766.69    613      80.67     8.479
300,000.01--350,000.00        145      46,719,418.18      11.16        322,202.88    611      81.76     8.399
350,000.01--400,000.00        110      41,454,433.58       9.90        376,858.49    617      81.04     8.283
400,000.01--450,000.00        101      43,170,644.72      10.31        427,432.13    612      81.91     8.233
450,000.01--500,000.00         67      32,005,238.83       7.64        477,690.13    619      81.82     8.262
500,000.01--550,000.00         41      21,463,741.43       5.13        523,505.89    627      82.23     8.170
550,000.01--600,000.00         29      16,676,172.15       3.98        575,040.42    611      83.53     8.236
600,000.01--650,000.00         30      18,776,090.40       4.48        625,869.68    620      83.81     8.248
650,000.01--700,000.00         19      12,822,076.32       3.06        674,846.12    611      85.80     8.025
700,000.01--750,000.00          9       6,521,011.26       1.56        724,556.81    617      80.31     8.021
750,000.01--800,000.00         17      13,340,572.48       3.19        784,739.56    624      80.90     7.998
800,000.01--850,000.00          3       2,493,155.47       0.60        831,051.82    615      80.71     7.617
850,000.01--900,000.00          4       3,532,810.36       0.84        883,202.59    613      77.66     8.046
900,000.01--950,000.00          2       1,832,857.12       0.44        916,428.56    627      59.70     7.341
950,000.01--1,000,000.00        3       2,927,711.55       0.70        975,903.85    663      79.73     7.166
1,000,000.01 >=                 4       5,296,402.77       1.26      1,324,100.69    660      68.28     7.167
TOTAL:                      1,370    $418,799,587.72     100.00%    $  305,693.13    613      80.82%    8.345%

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       39

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                               WEIGHTED
                                                                                                AVERAGE
                                                                                     WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE      AVERAGE      AVERAGE    LOAN-    AVERAGE
CURRENT UNPAID PRINCIPAL   MORTGAGE                     OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
BALANCE ($)                 LOANS    PRINCIPAL BALANCE     BALANCE       BALANCE       SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -------------  --------  --------  --------

50,000.01--100,000.00          58     $  4,895,021.57        1.17%    $   84,396.92     600     79.73%    9.268%
100,000.01--150,000.00        155       19,415,755.04        4.64        125,262.94     605     79.71     8.703
150,000.01--200,000.00        229       40,630,829.73        9.70        177,427.20     602     77.99     8.637
200,000.01--250,000.00        197       44,434,940.93       10.61        225,558.08     603     79.49     8.600
250,000.01--300,000.00        148       40,690,643.55        9.72        274,936.78     612     80.66     8.484
300,000.01--350,000.00        144       46,419,478.46       11.08        322,357.49     611     81.78     8.394
350,000.01--400,000.00        110       41,454,433.58        9.90        376,858.49     617     81.04     8.283
400,000.01--450,000.00        101       43,170,644.72       10.31        427,432.13     612     81.91     8.233
450,000.01--500,000.00         67       32,005,238.83        7.64        477,690.13     619     81.82     8.262
500,000.01--550,000.00         41       21,463,741.43        5.13        523,505.89     627     82.23     8.170
550,000.01--600,000.00         29       16,676,172.15        3.98        575,040.42     611     83.53     8.236
600,000.01--650,000.00         30       18,776,090.40        4.48        625,869.68     620     83.81     8.248
650,000.01--700,000.00         19       12,822,076.32        3.06        674,846.12     611     85.80     8.025
700,000.01--750,000.00          9        6,521,011.26        1.56        724,556.81     617     80.31     8.021
750,000.01--800,000.00         17       13,340,572.48        3.19        784,739.56     624     80.90     7.998
800,000.01--850,000.00          3        2,493,155.47        0.60        831,051.82     615     80.71     7.617
850,000.01--900,000.00          4        3,532,810.36        0.84        883,202.59     613     77.66     8.046
900,000.01--950,000.00          2        1,832,857.12        0.44        916,428.56     627     59.70     7.341
950,000.01--1,000,000.00        3        2,927,711.55        0.70        975,903.85     663     79.73     7.166
1,000,000.01 >=                 4        5,296,402.77        1.26      1,324,100.69     660     68.28     7.167
                            -----     ---------------      ------     -------------     ---     -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $  305,693.13     613     80.82%    8.345%
                            =====     ===============      ======     =============     ===     =====     =====

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
REMAINING TERM (MONTHS)     LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
-----------------------   ---------  -----------------  ------------  -----------  --------  --------  --------

301--360                    1,370     $418,799,587.72      100.00%    $305,693.13     613     80.82%    8.345%
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613     80.82%    8.345%
                            =====     ===============      ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       40

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)      LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -----------  --------  --------  --------

301--360                    1,370     $418,799,587.72      100.00%    $305,693.13     613     80.82%    8.345%
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613     80.82%    8.345%
                            =====     ===============      ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       41

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
ORIGINAL LOAN-TO-VALUE     MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATIO (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -----------  --------  --------  --------

25.01--30.00                    1     $    434,915.03        0.10%    $434,915.03     576      29.86%   9.300%
30.01--35.00                    1          234,898.92        0.06      234,898.92     560      34.81    8.990
35.01--40.00                    2          365,912.37        0.09      182,956.19     621      36.65    8.628
40.01--45.00                    2          444,838.13        0.11      222,419.07     592      40.83    7.170
45.01--50.00                    5          851,120.82        0.20      170,224.16     621      47.31    7.964
50.01--55.00                   18        4,445,742.22        1.06      246,985.68     592      53.25    8.462
55.01--60.00                   20        5,204,039.38        1.24      260,201.97     571      57.70    8.780
60.01--65.00                   59       18,200,313.14        4.35      308,479.88     593      63.55    8.438
65.01--70.00                   85       25,384,681.07        6.06      298,643.31     601      69.01    8.555
70.01--75.00                   96       28,189,346.12        6.73      293,639.02     590      73.95    8.620
75.01--80.00                  559      167,611,455.16       40.02      299,841.60     625      79.85    8.122
80.01--85.00                  169       51,095,844.57       12.20      302,342.28     605      84.48    8.278
85.01--90.00                  313      103,976,646.55       24.83      332,193.76     615      89.76    8.551
90.01--95.00                   26        8,774,552.43        2.10      337,482.79     604      94.71    8.286
95.01--100.00                  14        3,585,281.81        0.86      256,091.56     611     100.00    9.032
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613      80.82%   8.345%
                            =====     ===============      ======     ===========     ===     =====     =====

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
COMBINED LOAN-TO-VALUE     MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATIO (%)                   LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  -----------------  ------------  -----------  --------  --------  --------

25.01--30.00                    1     $    434,915.03        0.10%    $434,915.03     576     29.86%    9.300%
30.01--35.00                    1          234,898.92        0.06      234,898.92     560     34.81     8.990
35.01--40.00                    2          365,912.37        0.09      182,956.19     621     36.65     8.628
40.01--45.00                    2          444,838.13        0.11      222,419.07     592     40.83     7.170
45.01--50.00                    5          851,120.82        0.20      170,224.16     621     47.31     7.964
50.01--55.00                   18        4,445,742.22        1.06      246,985.68     592     53.25     8.462
55.01--60.00                   20        5,204,039.38        1.24      260,201.97     571     57.70     8.780
60.01--65.00                   57       17,982,563.14        4.29      315,483.56     592     63.53     8.445
65.01--70.00                   79       22,385,559.69        5.35      283,361.52     595     68.90     8.650
70.01--75.00                   89       26,887,101.37        6.42      302,102.26     590     73.94     8.602
75.01--80.00                  169       51,596,780.39       12.32      305,306.39     589     79.49     8.477
80.01--85.00                  150       46,530,352.13       11.11      310,202.35     605     84.40     8.246
85.01--90.00                  266       91,191,194.99       21.77      342,824.04     615     89.33     8.504
90.01--95.00                   54       20,119,766.20        4.80      372,588.26     615     89.55     8.340
95.01--100.00                 457      130,124,802.94       31.07      284,736.99     637     81.21     8.077
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613     80.82%    8.345%
                            =====     ===============      ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       42

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                              DISTRIBUTION BY STATE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
STATE                       LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----                     --------  ---------------  ----------  -----------  --------  --------  --------

CA                            298   $124,477,347.22     29.72%   $417,709.22     616     79.11%    8.088%
FL                            244     58,257,369.94     13.91     238,759.71     614     80.88     8.539
NY                            134     58,005,366.17     13.85     432,875.87     615     80.51     8.163
MD                             97     26,877,658.68      6.42     277,089.26     594     80.17     8.714
NJ                             80     25,990,638.18      6.21     324,882.98     617     81.86     8.755
MA                             64     20,065,658.66      4.79     313,525.92     610     81.00     8.615
VA                             50     13,441,040.30      3.21     268,820.81     620     82.18     8.274
AZ                             46     10,342,487.71      2.47     224,836.69     613     82.41     8.499
GA                             45      9,116,406.55      2.18     202,586.81     599     85.70     8.447
NV                             28      8,911,823.81      2.13     318,279.42     609     83.01     8.426
HI                             17      7,264,507.56      1.73     427,323.97     611     80.99     8.308
IL                             32      6,804,119.83      1.62     212,628.74     623     83.41     8.752
MN                             26      5,683,011.55      1.36     218,577.37     623     84.27     8.133
CT                             20      5,169,056.32      1.23     258,452.82     624     83.48     8.201
WA                             20      4,576,602.17      1.09     228,830.11     594     81.77     8.326
Other                         169     33,816,493.07      8.07     200,097.59     613     82.53     8.414
                            -----   ---------------    ------    -----------     ---     -----     -----
TOTAL:                      1,370   $418,799,587.72    100.00%   $305,693.13     613     80.82%    8.345%
                            =====   ===============    ======    ===========     ===     =====     =====

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
OCCUPANCY                   LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 --------  ---------------  ----------  -----------  --------  --------  --------

2nd Home                       19   $  5,986,020.95      1.43%   $315,053.73     645     82.41%    7.887%
Non-Owner Occupied             82     19,783,388.00      4.72     241,260.83     609     78.67     9.132
Owner Occupied              1,269    393,030,178.77     93.85     309,716.45     613     80.90     8.312
                            -----   ---------------    ------    -----------     ---     -----     -----
TOTAL:                      1,370   $418,799,587.72    100.00%   $305,693.13     613     80.82%    8.345%
                            =====   ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       43

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PROPERTY TYPE               LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-------------             --------  ---------------  ----------  -----------  --------  --------  --------

Single Family               1,106   $326,793,323.97     78.03%   $295,473.17     611     80.84%    8.346%
Multi Family                  183     72,202,047.79     17.24     394,546.71     619     80.46     8.397
Condo                          81     19,804,215.96      4.73     244,496.49     636     81.81     8.132
                            -----   ---------------    ------    -----------     ---     -----     -----
TOTAL:                      1,370   $418,799,587.72    100.00%   $305,693.13     613     80.82%    8.345%
                            =====   ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       44

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN PURPOSE                LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------              --------  ---------------  ----------  -----------  --------  --------  --------

Cash Out                      834   $264,437,515.75     63.14%   $317,071.36     603     79.83%    8.398%
Purchase                      518    149,496,153.08     35.70     288,602.61     631     82.49     8.247
Refinance                      18      4,865,918.89      1.16     270,328.83     601     82.94     8.449
                            -----   ---------------    ------    -----------     ---     -----     -----
TOTAL:                      1,370   $418,799,587.72    100.00%   $305,693.13     613     80.82%    8.345%
                            =====   ===============    ======    ===========     ===     =====     =====

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
DOCUMENTATION TYPE          LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        --------  ---------------  ----------  -----------  --------  --------  --------

Easy                           13   $  3,653,670.73      0.87%   $281,051.59     585     85.97%    8.556%
Full                          737    219,869,949.29     52.50     298,331.00     609     82.25     7.987
Stated                        620    195,275,967.70     46.63     314,961.24     619     79.11     8.744
                            -----   ---------------    ------    -----------     ---     -----     -----
TOTAL:                      1,370   $418,799,587.72    100.00%   $305,693.13     613     80.82%    8.345%
                            =====   ===============    ======    ===========     ===     =====     =====

                          DISTRIBUTION BY CREDIT SCORE

                                                                                        WEIGHTED
                                                                                         AVERAGE
                           NUMBER                    PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                             OF                          OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                          MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
CREDIT SCORE RANGE          LOANS       BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        --------  ---------------  ----------  -----------  --------  --------  --------

476--500                        1   $    175,942.67      0.04%   $175,942.67     500     80.00%    11.250%
501--525                       38     11,437,325.65      2.73     300,982.25     515     73.88     10.064
526--550                       76     21,100,666.76      5.04     277,640.35     538     76.13      9.181
551--575                      210     60,480,993.01     14.44     288,004.73     561     79.33      8.815
576--600                      233     63,705,424.41     15.21     273,413.84     588     81.78      8.525
601--625                      291     83,941,480.58     20.04     288,458.70     613     83.02      8.321
626--650                      264     83,971,511.65     20.05     318,073.91     638     80.63      8.051
651--675                      169     57,459,701.40     13.72     339,998.23     661     81.33      7.963
676--700                       88     36,526,541.59      8.72     415,074.34     687     81.05      7.547
                            -----   ---------------    ------    -----------     ---     -----     ------
TOTAL:                      1,370   $418,799,587.72    100.00%   $305,693.13     613     80.82%     8.345%
                            =====   ===============    ======    ===========     ===     =====     ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       45

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED   ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE     LOAN-    AVERAGE
PREPAYMENT PENALTY TERMS   MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT    TO-VALUE    GROSS
(MONTHS)                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE      RATIO    COUPON
------------------------  ---------  -----------------  ------------  -----------  --------  --------  --------

0                            509      $158,941,892.91       37.95%    $312,263.05     610      81.67%    8.564%
12                            71        26,636,264.52        6.36      375,158.66     618      77.24     8.488
24                           694       207,131,058.70       49.46      298,459.74     614      80.87     8.219
36                            96        26,090,371.59        6.23      271,774.70     616      78.88     7.855
                            -----     ---------------      ------     -----------     ---      -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613      80.82%    8.345%
                            =====     ===============      ======     ===========     ===      =====     =====

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED   ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE     LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT    TO-VALUE    GROSS
INITIAL CAP (%)             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE      RATIO    COUPON
---------------           ---------  -----------------  ------------  -----------  --------   --------  --------

Fixed                          86     $ 24,311,216.87        5.80%    $282,688.57     619      76.65%    7.938%
1.500                       1,284      394,488,370.85       94.20      307,233.93     613      81.07     8.370
                            -----     ---------------      ------     -----------     ---      -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613      80.82%    8.345%
                            =====     ===============      ======     ===========     ===      =====     =====

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED   ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE     LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT    TO-VALUE    GROSS
PERIODIC CAP (%)            LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE      RATIO    COUPON
---------------           ---------  -----------------  ------------  -----------  --------   --------  --------

Fixed                          86     $ 24,311,216.87        5.80%    $282,688.57     619      76.65%    7.938%
1.500                       1,284      394,488,370.85       94.20      307,233.93     613      81.07     8.370
                            -----     ---------------      ------     -----------     ---      -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613      80.82%    8.345%
                            =====     ===============      ======     ===========     ===      =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       46

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                          DISTRIBUTION BY GROSS MARGIN

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED   ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE     LOAN-    AVERAGE
                           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT    TO-VALUE    GROSS
ARM MARGIN (%)              LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE      RATIO    COUPON
--------------            ---------  -----------------  ------------  -----------  --------   --------  --------

Fixed                          86     $ 24,311,216.87        5.80%    $282,688.57     619      76.65%    7.938%
3.001--4.000                   11        4,791,628.80        1.14      435,602.62     645      76.00     6.077
4.001--5.000                  109       40,569,842.48        9.69      372,200.39     645      77.88     7.018
5.001--6.000                  364      115,172,051.33       27.50      316,406.73     618      81.17     7.965
6.001--7.000                  800      233,954,848.24       55.86      292,443.56     604      81.68     8.850
                            -----     ---------------      ------     -----------     ---      -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613      80.82%    8.345%
                            =====     ===============      ======     ===========     ===      =====     =====

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED   ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE     LOAN-    AVERAGE
MAXIMUM MORTGAGE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT    TO-VALUE    GROSS
RATE (%)                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE      RATIO    COUPON
----------------          ---------  -----------------  ------------  -----------  --------   --------  --------

Fixed                          86     $ 24,311,216.87        5.80%    $282,688.57     619       76.65%    7.938%
11.501--12.000                  3        1,783,666.92        0.43      594,555.64     664       75.55     5.876
12.001--12.500                 16        6,254,596.57        1.49      390,912.29     644       78.30     6.235
12.501--13.000                 66       24,870,176.65        5.94      376,820.86     652       79.72     6.840
13.001--13.500                123       42,980,441.50       10.26      349,434.48     634       78.61     7.313
13.501--14.000                244       80,911,960.33       19.32      331,606.39     623       82.06     7.804
14.001--14.500                214       69,336,066.55       16.56      324,000.31     615       81.86     8.283
14.501--15.000                266       79,282,294.89       18.93      298,053.74     608       81.65     8.800
15.001--15.500                157       43,518,879.39       10.39      277,190.31     594       82.63     9.244
15.501--16.000                115       29,013,691.28        6.93      252,292.97     580       82.11     9.774
16.001--16.500                 34        6,780,265.17        1.62      199,419.56     571       78.16    10.211
16.501--17.000                 27        5,627,057.76        1.34      208,409.55     551       72.98    10.810
17.001--17.500                 10        2,011,548.00        0.48      201,154.80     537       72.72    11.290
17.501--18.000                  6        1,090,791.40        0.26      181,798.57     551       69.90    11.670
18.001--18.500                  1          285,958.30        0.07      285,958.30     523       65.00    12.500
18.501--19.000                  2          740,976.14        0.18      370,488.07     510       65.00    12.776
                            -----     ---------------      ------     -----------     ---       -----    ------
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613       80.82%    8.345%
                            =====     ===============      ======     ===========     ===       =====    ======

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       47

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                              WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED   ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE     LOAN-    AVERAGE
MINIMUM MORTGAGE           MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT    TO-VALUE    GROSS
RATE (%)                    LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE      RATIO    COUPON
----------------          ---------  -----------------  ------------  -----------  --------   --------  --------

Fixed                          86     $ 24,311,216.87        5.80%    $282,688.57     619       76.65%    7.938%
5.501--6.000                    3        1,783,666.92        0.43      594,555.64     664       75.55     5.876
6.001--6.500                   16        6,254,596.57        1.49      390,912.29     644       78.30     6.235
6.501--7.000                   66       24,870,176.65        5.94      376,820.86     652       79.72     6.840
7.001--7.500                  123       42,980,441.50       10.26      349,434.48     634       78.61     7.313
7.501--8.000                  245       81,175,383.75       19.38      331,328.10     623       82.06     7.804
8.001--8.500                  214       69,232,643.13       16.53      323,517.02     615       81.85     8.285
8.501--9.000                  265       79,122,294.89       18.89      298,574.70     608       81.66     8.801
9.001--9.500                  157       43,518,879.39       10.39      277,190.31     594       82.63     9.244
9.501--10.000                 115       29,013,691.28        6.93      252,292.97     580       82.11     9.774
10.001--10.500                 34        6,780,265.17        1.62      199,419.56     571       78.16    10.211
10.501--11.000                 27        5,627,057.76        1.34      208,409.55     551       72.98    10.810
11.001--11.500                 10        2,011,548.00        0.48      201,154.80     537       72.72    11.290
11.501--12.000                  6        1,090,791.40        0.26      181,798.57     551       69.90    11.670
12.001--12.500                  1          285,958.30        0.07      285,958.30     523       65.00    12.500
12.501--13.000                  2          740,976.14        0.18      370,488.07     510       65.00    12.776
                            -----     ---------------      ------     -----------     ---       -----    ------
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613       80.82%    8.345%
                            =====     ===============      ======     ===========     ===       =====    ======

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                             WEIGHTED
                                                                                             AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                      PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
INITIAL INTEREST RATE      MORTGAGE                     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
ADJUSTMENT DATE             LOANS    PRINCIPAL BALANCE     BALANCE      BALANCE      SCORE     RATIO    COUPON
---------------------     ---------  -----------------  ------------  -----------  --------  --------  --------

Fixed                          86     $ 24,311,216.87        5.80%    $282,688.57     619     76.65%    7.938%
2/1/2008                        1          230,042.35        0.05      230,042.35     604     80.00     8.950
3/1/2008                        1          307,411.82        0.07      307,411.82     619     80.00     7.690
4/1/2008                       10        3,595,985.16        0.86      359,598.52     655     81.74     7.819
5/1/2008                       17        4,821,265.47        1.15      283,603.85     609     80.29     8.067
6/1/2008                      137       41,531,952.77        9.92      303,152.94     622     81.38     8.113
7/1/2008                      331       99,309,791.47       23.71      300,029.58     612     80.10     8.403
8/1/2008                      506      163,704,680.62       39.09      323,527.04     611     81.39     8.429
9/1/2008                      238       68,052,989.00       16.25      285,936.93     610     81.92     8.414
7/1/2009                       10        2,732,507.97        0.65      273,250.80     633     76.11     8.265
8/1/2009                       17        4,563,770.36        1.09      268,457.08     627     86.57     8.276
9/1/2009                        8        2,472,050.00        0.59      309,006.25     640     82.38     7.972
6/1/2011                        1          799,435.62        0.19      799,435.62     543     55.17     8.700
7/1/2011                        2          738,579.53        0.18      369,289.77     610     71.47     8.042
8/1/2011                        3          853,316.71        0.20      284,438.90     581     78.79     8.988
9/1/2011                        2          774,592.00        0.18      387,296.00     602     70.34     7.438
                            -----     ---------------      ------     -----------     ---     -----     -----
TOTAL:                      1,370     $418,799,587.72      100.00%    $305,693.13     613     80.82%    8.345%
                            =====     ===============      ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       48

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                            DISTRIBUTION BY LIEN TYPE

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LIEN TYPE                   LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
---------                 ---------  ---------------  ------------  -----------  --------  --------  --------

1st                         1,370    $418,799,587.72     100.00%    $305,693.13     613     80.82%    8.345%
                            -----    ---------------     ------     -----------     ---     -----     -----
TOTAL:                      1,370    $418,799,587.72     100.00%    $305,693.13     613     80.82%    8.345%
                            =====    ===============     ======     ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       49

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                               COLLATERAL SUMMARY

  Statistics for the Mortgage Loans listed below are based on September 1, 2006 scheduled balances.

SCHEDULED PRINCIPAL BALANCE:                                    $112,248,429.67
NUMBER OF MORTGAGE LOANS:                                                   337
AVERAGE SCHEDULED PRINCIPAL BALANCE:                            $    333,081.39
WEIGHTED AVERAGE GROSS COUPON:                                            7.601%
WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                                     623
WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                                   81.58%
WEIGHTED AVERAGE COMBINED LTV RATIO(2):                                   91.04%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                            358
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                                    360
WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                                      25
WEIGHTED AVERAGE GROSS MARGIN(1):                                         5.530%
WEIGHTED AVERAGE INITIAL RATE CAP(1):                                     1.500%
WEIGHTED AVERAGE PERIODIC RATE CAP(1):                                    1.500%
INTEREST ONLY LOANS:                                                     100.00%
SILENT SECONDS:                                                           49.74%

(1)  Includes adjustable-rate Mortgage Loans only.

(2)  The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage
     Loan is a fraction, expressed as a percentage the numerator of which is (i)
     the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

     The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus (b) either
     (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage Loan, or (y)
     for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage
     Loan.

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       50

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY PRODUCT TYPE

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PRODUCT TYPE                LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
------------              ---------  ---------------  ------------  -----------  --------  --------  --------

2/1 ARM 5Y-IO                306     $101,279,189.67      90.23%    $330,977.74     622     81.77%    7.659%
3/1 ARM 3Y-IO                 12        4,102,500.00       3.65      341,875.00     635     78.95     6.944
3/1 ARM 5Y-IO                 17        6,059,490.00       5.40      356,440.59     634     79.61     7.089
5/1 ARM 5Y-IO                  2          807,250.00       0.72      403,625.00     625     85.07     7.516
                             ---     ---------------     ------     -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67     100.00%    $333,081.39     623     81.58%    7.601%
                             ===     ===============     ======     ===========     ===     =====     =====

                   DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                                                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE     AVERAGE     AVERAGE    LOAN-    AVERAGE
CURRENT GROSS              MORTGAGE     PRINCIPAL     OF PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
MORTGAGE RATE (%)           LOANS        BALANCE         BALANCE      BALANCE      SCORE     RATIO    COUPON
-----------------         ---------  ---------------  ------------  -----------  --------  --------  --------

5.501--6.000                   3     $  1,930,220.00       1.72%    $643,406.67     624      74.06%   5.960%
6.001--6.500                  13        4,811,500.00       4.29      370,115.38     633      81.04    6.326
6.501--7.000                  48       15,203,892.89      13.54      316,747.77     634      78.08    6.844
7.001--7.500                  85       30,455,154.60      27.13      358,295.94     626      80.43    7.300
7.501--8.000                 102       36,153,082.66      32.21      354,441.99     620      82.30    7.803
8.001--8.500                  44       12,146,253.00      10.82      276,051.20     613      84.01    8.277
8.501--9.000                  32        8,513,990.20       7.58      266,062.19     616      85.02    8.693
9.001--9.500                   9        2,409,336.32       2.15      267,704.04     620      85.21    9.239
9.501--10.000                  1          625,000.00       0.56      625,000.00     601     100.00    9.600
                             ---     ---------------     ------     -----------     ---     ------    -----
TOTAL:                       337     $112,248,429.67     100.00%    $333,081.39     623      81.58%   7.601%
                             ===     ===============     ======     ===========     ===     ======    =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       51

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

                                                                                             WEIGHTED
                                                                                              AVERAGE
                                                                                   WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                    PERCENTAGE      AVERAGE      AVERAGE    LOAN-    AVERAGE
ORIGINAL MORTGAGE          MORTGAGE     PRINCIPAL     OF PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
LOAN BALANCE ($)            LOANS        BALANCE         BALANCE       BALANCE       SCORE     RATIO    COUPON
-----------------         ---------  ---------------  ------------  -------------  --------  --------  --------

50,000.01--100,000.00          9     $    781,026.60       0.70%    $   86,780.73     615     83.03%    8.243%
100,000.01--150,000.00        31        4,051,017.56       3.61        130,677.99     615     81.17     8.125
150,000.01--200,000.00        50        8,860,262.86       7.89        177,205.26     621     79.56     7.796
200,000.01--250,000.00        42        9,535,624.86       8.50        227,038.69     618     79.93     7.488
250,000.01--300,000.00        44       11,961,840.11      10.66        271,860.00     618     81.14     7.726
300,000.01--350,000.00        40       12,886,653.00      11.48        322,166.33     628     81.74     7.338
350,000.01--400,000.00        32       12,053,354.25      10.74        376,667.32     631     79.21     7.419
400,000.01--450,000.00        17        7,288,787.64       6.49        428,752.21     615     82.93     7.717
450,000.01--500,000.00        13        6,124,920.00       5.46        471,147.69     619     83.11     7.550
500,000.01--550,000.00        12        6,298,260.00       5.61        524,855.00     616     81.98     7.612
550,000.01--600,000.00        15        8,602,307.59       7.66        573,487.17     627     82.65     7.635
600,000.01--650,000.00         8        5,092,000.00       4.54        636,500.00     626     89.54     7.987
650,000.01--700,000.00         5        3,422,200.00       3.05        684,440.00     627     78.50     6.974
700,000.01--750,000.00         6        4,392,177.20       3.91        732,029.53     618     85.75     7.647
750,000.01--800,000.00         7        5,476,498.00       4.88        782,356.86     626     79.86     7.837
800,000.01--850,000.00         3        2,479,500.00       2.21        826,500.00     643     83.32     7.467
850,000.01--900,000.00         2        1,782,000.00       1.59        891,000.00     635     77.87     7.246
1,000,000.01 >=                1        1,160,000.00       1.03      1,160,000.00     625     80.00     7.250
                             ---     ---------------     ------     -------------     ---     -----     -----
TOTAL:                       337     $112,248,429.67     100.00%    $  333,081.39     623     81.58%    7.601%
                             ===     ===============     ======     =============     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       52

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

                                                                                           WEIGHTED
                                                                                            AVERAGE
                                                      PERCENTAGE                 WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF         AVERAGE      AVERAGE    LOAN-    AVERAGE
CURRENT UNPAID             MORTGAGE     PRINCIPAL      PRINCIPAL    PRINCIPAL     CREDIT   TO-VALUE    GROSS
PRINCIPAL BALANCE ($)       LOANS        BALANCE        BALANCE      BALANCE       SCORE     RATIO    COUPON
---------------------     ---------  ---------------  ----------  -------------  --------  --------  --------

50,000.01--100,000.00          9     $    781,026.60      0.70%   $   86,780.73     615     83.03%    8.243%
100,000.01--150,000.00        31        4,051,017.56      3.61       130,677.99     615     81.17     8.125
150,000.01--200,000.00        50        8,860,262.86      7.89       177,205.26     621     79.56     7.796
200,000.01--250,000.00        42        9,535,624.86      8.50       227,038.69     618     79.93     7.488
250,000.01--300,000.00        44       11,961,840.11     10.66       271,860.00     618     81.14     7.726
300,000.01--350,000.00        40       12,886,653.00     11.48       322,166.33     628     81.74     7.338
350,000.01--400,000.00        32       12,053,354.25     10.74       376,667.32     631     79.21     7.419
400,000.01--450,000.00        17        7,288,787.64      6.49       428,752.21     615     82.93     7.717
450,000.01--500,000.00        13        6,124,920.00      5.46       471,147.69     619     83.11     7.550
500,000.01--550,000.00        12        6,298,260.00      5.61       524,855.00     616     81.98     7.612
550,000.01--600,000.00        15        8,602,307.59      7.66       573,487.17     627     82.65     7.635
600,000.01--650,000.00         8        5,092,000.00      4.54       636,500.00     626     89.54     7.987
650,000.01--700,000.00         5        3,422,200.00      3.05       684,440.00     627     78.50     6.974
700,000.01--750,000.00         6        4,392,177.20      3.91       732,029.53     618     85.75     7.647
750,000.01--800,000.00         7        5,476,498.00      4.88       782,356.86     626     79.86     7.837
800,000.01--850,000.00         3        2,479,500.00      2.21       826,500.00     643     83.32     7.467
850,000.01--900,000.00         2        1,782,000.00      1.59       891,000.00     635     77.87     7.246
1,000,000.01 >=                1        1,160,000.00      1.03     1,160,000.00     625     80.00     7.250
                             ---     ---------------    ------    -------------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $  333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    =============     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       53

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                   DISTRIBUTION BY REMAINING TERM TO MATURITY

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
REMAINING TERM (MONTHS)     LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----------------------   ---------  ---------------  ----------  -----------  --------  --------  --------

301--360                     337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                    DISTRIBUTION BY ORIGINAL TERM TO MATURITY

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)      LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ----------  -----------  --------  --------  --------

301--360                     337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                  DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
ORIGINAL                   MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN-TO-VALUE RATIO (%)     LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ----------  -----------  --------  --------  --------

35.01--40.00                   1     $    200,000.00      0.18%   $200,000.00     625      38.46%   7.650%
40.01--45.00                   1          260,000.00      0.23     260,000.00     620      44.83    7.250
45.01--50.00                   3        1,220,000.00      1.09     406,666.67     636      47.58    7.319
55.01--60.00                   4        1,063,787.81      0.95     265,946.95     615      57.68    7.004
60.01--65.00                   6        1,627,747.08      1.45     271,291.18     637      63.99    7.494
65.01--70.00                   9        3,557,900.00      3.17     395,322.22     626      69.02    7.463
70.01--75.00                  11        4,169,950.00      3.71     379,086.36     613      73.13    7.021
75.01--80.00                 191       59,802,211.49     53.28     313,100.58     626      79.80    7.549
80.01--85.00                  39       12,416,728.30     11.06     318,377.65     617      84.46    7.501
85.01--90.00                  56       21,607,523.42     19.25     385,848.63     624      89.64    7.801
90.01--95.00                  12        4,613,700.00      4.11     384,475.00     608      94.32    7.942
95.01--100.00                  4        1,708,881.57      1.52     427,220.39     607     100.00    9.159
                             ---     ---------------    ------    -----------     ---     ------    -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623      81.58%   7.601%
                             ===     ===============    ======    ===========     ===     ======    =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       54

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
COMBINED                   MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN-TO-VALUE RATIO (%)     LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ----------  -----------  --------  --------  --------

35.01--40.00                   1     $    200,000.00      0.18%   $200,000.00     625     38.46%    7.650%
40.01--45.00                   1          260,000.00      0.23     260,000.00     620     44.83     7.250
45.01--50.00                   3        1,220,000.00      1.09     406,666.67     636     47.58     7.319
55.01--60.00                   4        1,063,787.81      0.95     265,946.95     615     57.68     7.004
60.01--65.00                   6        1,627,747.08      1.45     271,291.18     637     63.99     7.494
65.01--70.00                   7        2,389,900.00      2.13     341,414.29     626     69.17     7.520
70.01--75.00                  10        3,369,950.00      3.00     336,995.00     617     72.73     6.896
75.01--80.00                  31       11,258,220.00     10.03     363,168.39     630     78.95     7.422
80.01--85.00                  31       10,499,465.30      9.35     338,692.43     619     83.73     7.489
85.01--90.00                  50       19,376,053.42     17.26     387,521.07     622     88.75     7.732
90.01--95.00                  17        6,596,200.00      5.88     388,011.76     608     90.08     7.800
95.01--100.00                176       54,387,106.06     48.45     309,017.65     624     81.31     7.660
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                              DISTRIBUTION BY STATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
STATE                       LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----                     ---------  ---------------  ----------  -----------  --------  --------  --------

CA                           130     $ 55,006,004.54     49.00%   $423,123.11     623     80.42%    7.438%
FL                            40       10,523,660.38      9.38     263,091.51     623     81.65     7.755
MD                            24        9,186,220.00      8.18     382,759.17     625     84.72     7.947
NY                            16        5,943,700.00      5.30     371,481.25     629     81.74     7.693
VA                            13        4,249,602.38      3.79     326,892.49     616     81.25     7.673
WA                            12        4,006,665.94      3.57     333,888.83     623     84.77     7.272
AZ                            17        3,537,147.00      3.15     208,067.47     620     83.50     7.773
MA                             7        3,513,197.08      3.13     501,885.30     630     78.07     7.597
NJ                             8        2,590,000.00      2.31     323,750.00     621     84.88     8.346
GA                            13        2,196,168.00      1.96     168,936.00     609     81.78     8.123
HI                             4        1,566,850.00      1.40     391,712.50     620     90.75     8.022
NV                             7        1,530,150.00      1.36     218,592.86     636     81.90     7.464
MN                             7        1,419,771.00      1.26     202,824.43     627     82.29     7.284
CT                             4        1,005,200.00      0.90     251,300.00     631     83.26     7.460
DC                             3          898,000.00      0.80     299,333.33     616     76.09     7.396
Other                         32        5,076,093.35      4.52     158,627.92     620     82.70     7.857
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       55

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                         DISTRIBUTION BY OCCUPANCY TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
OCCUPANCY                   LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 ---------  ---------------  ----------  -----------  --------  --------  --------

Owner Occupied               337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                          DISTRIBUTION BY PROPERTY TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PROPERTY TYPE               LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-------------             ---------  ---------------  ----------  -----------  --------  --------  --------

Single Family                310     $102,292,140.67     91.13%   $329,974.65     623     81.55%    7.595%
Condo                         14        4,527,389.00      4.03     323,384.93     623     83.95     7.908
Multi Family                  13        5,428,900.00      4.84     417,607.69     631     80.04     7.465
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                          DISTRIBUTION BY LOAN PURPOSE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LOAN PURPOSE                LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------              ---------  ---------------  ----------  -----------  --------  --------  --------

Purchase                     180     $ 58,781,321.66     52.37%   $326,562.90     624     81.24%    7.670%
Cash Out                     156       53,219,608.01     47.41     341,151.33     622     81.91     7.527
Refinance                      1          247,500.00      0.22     247,500.00     650     90.00     7.300
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       56

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                       DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
DOCUMENTATION TYPE          LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        ---------  ---------------  ----------  -----------  --------  --------  --------

Easy                           5     $  2,522,070.00      2.25%   $504,414.00     614     84.91%    7.536%
Full                         313      102,287,862.59     91.13     326,798.28     621     81.77     7.560
Stated                        19        7,438,497.08      6.63     391,499.85     654     77.85     8.186
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       57

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY CREDIT SCORE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
CREDIT SCORE RANGE          LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
------------------        ---------  ---------------  ----------  -----------  --------  --------  --------

576--600                      73     $ 20,917,771.11     18.64%   $286,544.81     590     82.03%    7.866%
601--625                     124       42,225,765.24     37.62     340,530.36     615     82.35     7.652
626--650                      96       33,598,774.64     29.93     349,987.24     638     81.04     7.452
651--675                      44       15,506,118.68     13.81     352,411.79     659     80.02     7.428
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
PREPAYMENT                 MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PENALTY TERMS (MONTHS)      LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------------    ---------  ---------------  ----------  -----------  --------  --------  --------

0                             87     $ 28,110,393.17     25.04%   $323,107.97     625     82.47%    7.963%
12                            14        5,794,127.00      5.16     413,866.21     629     80.36     7.614
24                           187       61,242,871.97     54.56     327,501.99     621     81.46     7.585
36                            49       17,101,037.53     15.23     349,000.77     627     80.94     7.060
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                    DISTRIBUTION BY INITIAL INTEREST RATE CAP

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
INITIAL CAP (%)             LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------------           ---------  ---------------  ----------  -----------  --------  --------  --------

1.500                        337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       58

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                   DISTRIBUTION BY PERIODIC INTEREST RATE CAP

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
PERIODIC CAP (%)            LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
----------------          ---------  ---------------  ----------  -----------  --------  --------  --------

1.500                        337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
    The Depositor has filed a registration statement (including a prospectus)
    with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information
                      about the Depositor and the offering.

                                       59

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                          DISTRIBUTION BY GROSS MARGIN

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
ARM MARGIN (%)              LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
--------------            ---------  ---------------  ----------  -----------  --------  --------  --------

3.001--4.000                  11     $  5,149,720.00      4.59%   $468,156.36     637     79.30%    6.193%
4.001--5.000                  84       28,158,147.89     25.09     335,216.05     631     80.06     6.981
5.001--6.000                 130       46,159,622.26     41.12     355,074.02     618     82.50     7.734
6.001--7.000                 112       32,780,939.52     29.20     292,686.96     621     81.93     8.168
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                      DISTRIBUTION BY MAXIMUM MORTGAGE RATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
MAXIMUM                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
MORTGAGE RATE (%)           LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----------------         ---------  ---------------  ----------  -----------  --------  --------  --------

11.501--12.000                 3     $  1,930,220.00      1.72%   $643,406.67     624      74.06%   5.960%
12.001--12.500                13        4,811,500.00      4.29     370,115.38     633      81.04    6.326
12.501--13.000                47       14,911,893.72     13.28     317,274.33     635      78.04    6.842
13.001--13.500                85       30,432,653.77     27.11     358,031.22     625      80.38    7.294
13.501--14.000               103       36,467,582.66     32.49     354,054.20     621      82.33    7.801
14.001--14.500                44       12,146,253.00     10.82     276,051.20     613      84.01    8.277
14.501--15.000                32        8,513,990.20      7.58     266,062.19     616      85.02    8.693
15.001--15.500                 9        2,409,336.32      2.15     267,704.04     620      85.21    9.239
15.501--16.000                 1          625,000.00      0.56     625,000.00     601     100.00    9.600
                             ---     ---------------    ------    -----------     ---     ------    -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623      81.58%   7.601%
                             ===     ===============    ======    ===========     ===     ======    =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       60

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                      DISTRIBUTION BY MINIMUM MORTGAGE RATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
MINIMUM                    MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
MORTGAGE RATE (%)           LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
-----------------         ---------  ---------------  ----------  -----------  --------  --------  --------

5.501--6.000                   3     $  1,930,220.00      1.72%   $643,406.67     624      74.06%   5.960%
6.001--6.500                  13        4,811,500.00      4.29     370,115.38     633      81.04    6.326
6.501--7.000                  48       15,203,892.89     13.54     316,747.77     634      78.08    6.844
7.001--7.500                  85       30,455,154.60     27.13     358,295.94     626      80.43    7.300
7.501--8.000                 102       36,153,082.66     32.21     354,441.99     620      82.30    7.803
8.001--8.500                  44       12,146,253.00     10.82     276,051.20     613      84.01    8.277
8.501--9.000                  32        8,513,990.20      7.58     266,062.19     616      85.02    8.693
9.001--9.500                   9        2,409,336.32      2.15     267,704.04     620      85.21    9.239
9.501--10.000                  1          625,000.00      0.56     625,000.00     601     100.00    9.600
                             ---     ---------------    ------    -----------     ---     ------    -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623      81.58%   7.601%
                             ===     ===============    ======    ===========     ===     ======    =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       61

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-FRE2
ASSET BACKED PASS-THROUGH CERTIFICATES                        SEPTEMBER 26, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                  DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
INITIAL INTEREST           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
RATE ADJUSTMENT DATE        LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
--------------------      ---------  ---------------  ----------  -----------  --------  --------  --------

2008-04-01                     4     $  1,157,614.74      1.03%   $289,403.69     635     80.00%    8.010%
2008-05-01                    19        5,861,986.54      5.22     308,525.61     620     80.89     7.432
2008-06-01                    41       14,234,735.71     12.68     347,188.68     612     82.23     7.499
2008-07-01                    96       30,734,706.08     27.38     320,153.19     618     82.75     7.697
2008-08-01                    97       33,548,046.60     29.89     345,856.15     626     81.61     7.691
2008-09-01                    49       15,742,100.00     14.02     321,267.35     629     80.27     7.721
2009-07-01                     3        1,299,350.00      1.16     433,116.67     629     83.60     8.017
2009-08-01                    12        3,882,640.00      3.46     323,553.33     637     79.90     7.037
2009-09-01                    14        4,980,000.00      4.44     355,714.29     634     77.80     6.768
2011-07-01                     1          648,000.00      0.58     648,000.00     627     90.00     7.250
2011-09-01                     1          159,250.00      0.14     159,250.00     615     65.00     8.600
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

                            DISTRIBUTION BY LIEN TYPE

                                                                                         WEIGHTED
                                                                                          AVERAGE
                                                      PERCENTAGE               WEIGHTED  ORIGINAL  WEIGHTED
                          NUMBER OF                       OF        AVERAGE     AVERAGE    LOAN-    AVERAGE
                           MORTGAGE     PRINCIPAL      PRINCIPAL   PRINCIPAL    CREDIT   TO-VALUE    GROSS
LIEN TYPE                   LOANS        BALANCE        BALANCE     BALANCE      SCORE     RATIO    COUPON
---------                 ---------  ---------------  ----------  -----------  --------  --------  --------

1st                          337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ---     ---------------    ------    -----------     ---     -----     -----
TOTAL:                       337     $112,248,429.67    100.00%   $333,081.39     623     81.58%    7.601%
                             ===     ===============    ======    ===========     ===     =====     =====

--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

                                       62